Exhibit 10.6

Confidential Treatment Requested — Certain Portions of this Exhibit, Marked as [***], Have Been Omitted Pursuant to a Pending Request for Confidential Treatment and Have Been Filed Separately with the Securities and Exchange Commission

AWARD/CONTRACT

1. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 700) | RATING | PAGE 1 OF PAGES 144

2. CONTRACT (Proc. Inst. Ident.) NO. HHSO100201600008C	3. EFFECTIVE DATE See Block 20C	4. REQUISITION/PURCHASE REQUEST/PROJECT NO. OS179601	
5. ISSUED BY CODE ASPR-BARDA ASPR-BARDA 200 Independence Ave., S.W. Room 640-G Washington DC 20201		6. ADMINISTERED BY (If other than Item 5) CODE ASPR-BARDA ASPR-BARDA 200 Independence Ave., S.W. Room 638-G Washington DC 20201	
7. NAME AND ADDRESS OF CONTRACTOR (No., Street, City, Country, State and ZIP Code) ALTIMMUNE, INC. 1391677 ALTIMMUNE, INC. 19 FIRSTFIELD 19 FIRSTFIELD RD STE 200 GAITHERSBURG MD 208781791		8. DELIVERY [ ] FOB ORIGIN [X] OTHER (See below) 9. DISCOUNT FOR PROMPT PAYMENT 10. SUBMIT INVOICES (4 copies unless otherwise specified) TO THE ADDRESS SHOWN IN	ITEM Article G.5
CODE 1391677	FACILITY CODE		
11. SHIP TO/MARK FOR CODE HHS/OS/ASPR HHS/OS/ASPR 200 C St SW WASHINGTON DC 20201		12. PAYMENT WILL BE MADE BY CODE FMS FMS	
13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION: [ ] 10 U.S.C. 2304 (c) ( ) [ ] 41 U.S.C. 253 (c) ( )		14. ACCOUNTING AND APPROPRIATION DATA 2016.1992016.25103	

15A. ITEM NO.	15B. SUPPLIES/SERVICES	15C. QUANTITY	15D. UNIT	15E. UNIT PRICE	15F. AMOUNT
	Continued				
		15G. TOTAL AMOUNT OF CONTRACT			$14,323,741.00

16. TABLE OF CONTENTS

(X)	SEC.	DESCRIPTION	PAGE(S)	(X)	SEC.	DESCRIPTION	PAGE(S)
		PART I - THE SCHEDULE				PART II - CONTRACT CLAUSES	
X	A	SOLICITATION/CONTRACT FORM	1	X	I	CONTRACT CLAUSES	65
X	B	SUPPLIES OR SERVICES AND PRICES/COSTS	3			PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.	
X	C	DESCRIPTION/SPECS./WORK STATEMENT	9	X	J	LIST OF ATTACHMENTS	70
X	D	PACKAGING AND MARKING	11			PART IV - REPRESENTATIONS AND INSTRUCTIONS	
X	E	INSPECTION AND ACCEPTANCE	11	X	K	REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS	70
X	F	DELIVERIES OR PERFORMANCE	14				
X	G	CONTRACT ADMINISTRATION DATA	38		L	INSTRS., CONDS., AND NOTICES TO OFFERORS	
X	H	SPECIAL CONTRACT REQUIREMENTS	46		M	EVALUATION FACTORS FOR AWARD	

CONTRACTING OFFICER WILL COMPLETE ITEM 17 (SEALED-BID OR NEGOTIATED PROCUREMENT) OR 18 (SEALED-BID PROCUREMENT) AS APPLICABLE

17. [X] CONTRACTOR'S NEGOTIATED AGREEMENT (*Contractor is required to sign this document and return* 1 *copies to issuing office.*) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (*Attachments are listed herein.*)

18. [ ] SEALED-BID AWARD (*Contractor is not required to sign this document.*) Your bid on Solicitation Number ______ including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government's solicitation and your bid, and (b) this award/contract. No further contractual document is necessary. (Block 18 should be checked only when awarding a sealed-bid contract.)

19A. NAME AND TITLE OF SIGNER (Type or print) William Enright President & CEO		20A. NAME OF CONTRACTING OFFICER FRANCINE L. HEMPHILL	
19B. NAME OF CONTRACTOR BY [signature] (Signature of person authorized to sign)	19C. DATE SIGNED 26Jul2016	20B. UNITED STATES OF AMERICA BY [signature] (Signature of the Contracting Officer)	20C. DATE SIGNED 27July2016

AUTHORIZED FOR LOCAL REPRODUCTION
Previous edition is NOT usable

STANDARD FORM 26 (Rev. 5/2011)
Prescribed by GSA - FAR (48 CFR) 53.214(a)

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CONTINUATION SHEET | REFERENCE NO. OF DOCUMENT BEING CONTINUED HHSO100201600008C | PAGE 2 OF 144

NAME OF OFFEROR OR CONTRACTOR
ALTIMMUNE, INC. 1391677

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	Tax ID Number: 63-1190888 DUNS Number: 032198363 Delivery: 07/31/2018 Appr. Yr.: 2016 CAN: 1992016 Object Class: 25103 FOB: Destination Period of Performance: 07/27/2016 to 07/31/2018				
1	ASPR-16-05121 -- Base period fund to Altimmune Inc to support the clinical development of AdVaV Obligated Amount: $14,323,741.00				14,323,741.00

AUTHORIZED FOR LOCAL REPRO
OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

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CONTRACT TABLE OF CONTENTS

PART I – THE SCHEDULE	3
SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS	3
SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT	9
SECTION D - PACKAGING, MARKING AND SHIPPING	11
SECTION E - INSPECTION AND ACCEPTANCE	11
SECTION F - DELIVERIES OR PERFORMANCE	13
SECTION G - CONTRACT ADMINISTRATION DATA	37
SECTION H - SPECIAL CONTRACT REQUIREMENTS	45
PART II – CONTRACT CLAUSES	64
SECTION I - CONTRACT CLAUSES	64
PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS	70
SECTION J - LIST OF ATTACHMENTS	70
PART IV – REPRESENTATIONS AND INSTRUCTIONS	70
SECTION K– REPRESENTATIONS, CERTIFICATIONS, AND OTHER STATEMENTS OF OFFERORS	70

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PART I – THE SCHEDULE

SECTION B – SUPPLIES OR SERVICES AND PRICES/COSTS

ARTICLE B.1. BRIEF DESCRIPTION OF SUPPLIES OR SERVICES

The Research and Development (R&D) effort is for the development of an Ad5-vectored protective antigen (PA)-based intranasal anthrax vaccine candidate through the GMP manufacture and conduct of a Phase 1 clinical trial dose ranging assessment of safety and immunogenicity (CLIN 0001). Work performed during the base segment and during each option segment constitutes an independent, non-severable discrete work segment that cannot be subdivided for separate performance and is necessary to support R&D tasks related to the anthrax vaccine candidate. The R&D effort may progress into further work (CLINs 0002 through 0008) that could include a dose-selection Phase 1b study; scale-up in manufacturing; non-clinical studies; Phase 2 studies for immunogenicity, effectiveness, and interactions with antibiotics; regulatory efforts, and formulation development to improve stability. These efforts would be supported by a number of options included in the contract. The contractor must complete specific tasks required in discrete work segments before the Government will exercise follow-on option segments. Exercise of any option is at the sole discretion of the government. The contractors success in completing the required tasks under each work segment must be demonstrated through the Deliverables and Milestones specified under Article F.2.

The Government has determined a Bona Fide Need for each non-severable discrete work segment which will conclude upon the completion of a defined task(s) that provides independent merit and value to the Government. The Contractor’s success in completing the required tasks under each work segment must be demonstrated through the Deliverables and Milestones specified under Article F of this contract. Those deliverables will support the GO/NO GO Contract Milestones and Decision Gates specified therein. As set forth in the Contract WBS Milestones/Deliverables and Technical Deliverables chart under Article F of this contract, the GO/NO GO Contract Milestones and Decision Gates will constitute the basis for the Government’s decision, at its sole discretion, to exercise any follow-on option segment(s).

Work under this contract will proceed for a maximum of 5 years. The base and options under the Contract Line Items (CLINs) are event driven work segments rather than time driven work segments. The periods of performance listed under each of the CLINs under Article B.2 and B.3 are estimated time periods. It is possible that more than one option segment (requirement), may be awarded at one time and that individual CLINs may overlap and/or proceed concurrently. However, if exercised, the completion of the final tasks required under the base segment and option segments must be completed no later than 5 years after the initial award of this contract.

ARTICLE B.2. ESTIMATED COST AND FIXED FEE

a.	The total estimated cost of the base performance segment (CLIN 0001) is $[***].

b.	The total fixed fee of the base performance segment is $[***]. The fixed fee shall be paid subject ot the Allowable Cost and Payment and Fixed Fee Clauses.

c.	The total amount of the base performance segment, CLIN 0001, represented by the sum of the total estimated cost plus fixed fee is $[***]. The total amount for the base performance segment shall not exceed $[***]. The total amount obligated by the Government for the base segment of the contract shall not exceed

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$[***] and the Government will not be responsible for any Contractor incurred costs that exceed this amount unless a modification to the contract is signed by the Contracting Officer which expressly increases this amount.

d.	It is estimated that the amount current allotted will cover performance of the contract through 31 July 2018.

CLIN	Estimated Period of Performance	Supplies/Services	Estimated Cost	Estimated Fixed Fee	Total Estimated Cost Plus Fixed Fee
0001	July 27 2016 – July 31 2018

Perform activities to support the conduct of a Phase 1a clinical study and demonstrate safety and immunogenicity in accordance with Article C.1 Statement of Work

Study reports, development reports, IND

			$[***]	$[***]	$[***]

ARTICLE B. 3. OPTION PRICES

a.	Unless the government exercises its option pursuant to the option clause contained in ARTICLE I.2, the contract consists only of the Base Work segments (CLIN 0001)specified in the Statement of Work as defined in SECTONS C and F, for the price set forth in ARTICLE B.2 of the contract.

b.	Pursuant to FAR Clause 52.217-9 (Option to Extend the Term of the Contract), the Government may, by unilateral contract modification, require the Contractor to perform the Option Work Segments specified in the Statement of Work as defined in SECTIONS C and F of this contract. If the Government decides to exercise an option(s), the Government will provide the Contractor a preliminary written notice of its intent to exercise the option at least 30 days before the contract expires. Specific information regarding the time frame for this notice is set forth in the OPTION CLAUSE Article in SECTION G of this contract. The estimated cost of the contract will be increased as set forth below:

OPTIONS

Option 1 (CLIN 0002)

Option 2 (CLIN 0003)

Option 3 (CLIN 0004)

Option 4 (CLIN 0005)

Option 5 (CLIN 0006)

Option 6 (CLIN 0007)

Option 7 (CLIN 0008)

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CLIN	Estimated Period of Performance	Supplies/Services	Estimated USG Cost	Estimated Fixed Fee	Total Estimated Cost Plus Fixed Fee
0002	July 27 2018 – July 31 2021

Qualify and/or validate key assays, Regulatory communications, program management and reporting in accordance with Article C.1 Statement of Work

Qualification/validation reports, Regulatory communication log, program reports and plans

			$[***]	$[***]	$[***]
0003	July 27 2018 – July 31 2021	Transfer to commercial manufacturer, scale-up to intended commercial scale, manufacture CTM, WVB and WCB in accordance with Article C.1 Statement of Work Study reports, batch records	$[***]	$[***]	$[***]
0004	July 27 2018 – July 31 2021	Formulation development/lyophilization in accordance with Article C.1 Statement of Work Development and stability reports	$[***]	$[***]	$[***]
0005	July 27 2018 – July 31 2021	Conduct animal studies in support of Animal Rule licensure in accordance with Article C.1 Statement of Work Study reports	$[***]	$[***]	$[***]
0006	July 27 2018 – July 31 2021	Conduct a Phase 1b clinical study to establish a safe and immunogenic vaccine dose accordance with Article C.1 Statement of Work Clinical Study Report	$[***]	$[***]	$[***]
0007	July 27 2018 – July 31 2021	Conduct a Phase 2 clinical study to establish a safe and immunogenic vaccine dose accordance with Article C.1 Statement of Work Clinical Study Report	$[***]	$[***]	$[***]

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CLIN	Estimated Period of Performance	Supplies/Services	Estimated USG Cost	Estimated Fixed Fee	Total Estimated Cost Plus Fixed Fee
0008	July 27 2018 – July 31 2021	Conduct a Phase 2 clinical study with the vaccine + antibiotic in accordance with Article C.1 Statement of Work Clinical Study Report	$[***]	$[***]	$[***]

Total Potential Value (assuming all options are exercised):					$[***]

ARTICLE B. 4. LIMITATIONS APPLICABLE TO DIRECT COSTS

a.	Items Unallowable Unless Otherwise Provided

Notwithstanding the clauses and unless authorized in writing by the Contracting Officer, the cost of the following items or activities shall be unallowable as direct costs:

1)	Acquisition, by purchase or lease, of any interest in real property;

2)	Special rearrangement or alteration of facilities;

3)	Accountable Government Property (see the HHS Contracting Guide for Control for Government Property incorporated by ARTICLE G.10. of this contract);

Note: this includes the lease or purchase of any item of general purpose office furniture or office equipment regardless of dollar value.

4)	Purchase or lease scientific instruments or equipment over $1,500;

5)	Travel to attend general scientific meetings/conferences;

6)	Printing Costs (as defined in the Government Printing and Binding Regulations);

7)	Overtime (premium) compensation

8)	Entering into certain types subcontract of arrangements (See Article B.5(c) for specific obligations). Note that most consulting agreements require CO’s written consent.

9)	Foreign Travel (see Subparagraph b.3);

10)	Patient care costs (see Attachment 6);

11)

Light Refreshment and Meal Expenditures - Requests to use contract funds to provide light refreshments and/or meals to either federal or nonfederal employees must be submitted to the Contracting Officer’s Representative (COR), with a copy to the Contracting Officer, at least six (6) weeks in advance of the event and are subject to “HHS Policy on Promoting Efficient Spending: Use of Appropriate Funding for Conferences and Meetings, Food and Promotional Items and Printing and

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Publications.” The request shall contain the following information: (a) name, date, and location of the event at which the light refreshments and/or meals will be provide; (b) a brief description of the purpose of the event; (c) a cost breakdown of the estimated light refreshments and/or meals costs; (d) the number of nonfederal and federal attendees receiving light refreshments and/or meals; and (e) if the event will be held at a government facility.

b.	Travel Costs

1.	Total expenditures for travel (transportation, lodging, subsistence, and incidental expenses) incurred in direct performance of this contract during the base segment (CLINs 0001) shall not exceed $[***] without the prior written approval of the Contracting Officer. The Contractor shall notify the Contracting Officer in writing when travel expenditures have exceeded [***]% ($[***]) of the base segment travel expenses. Cost must be consistent with Federal Acquisition Regulations (FAR) 52.247- 63 – Preference for U.S. Air Flag carriers.

2.	Subject to the annual dollar limitation specified under B.4.b.1. above, the Contactor shall invoice and be reimbursed for all travel costs in accordance with Federal Acquisition Regulation (FAR) 31.2 – Contracts with Commercial Organizations, Subsection 31.205- 46, Travel Costs.

3.	If foreign travel is necessary, a Contracting Officer Authorization (COA) will be required. Expenditures for foreign travel (transportation, lodging, subsistence, and incidental expenses) incurred in direct performance of this contract shall not exceed the amount specified in each approved COA, without the prior written approval of the Contracting Officer.

Requests for foreign travel must be submitted at least four weeks in advance and shall contain the following:

(a) meeting(s) and place(s) to be visited, with costs and dates;

(b) name(s) and title(s) of Contractor personnel to travel and their functions in the contract project;

(c) contract purposes to be served by the travel;

(d) how travel of Contractor personnel will benefit and contribute to accomplishing the contract project, or will otherwise justify the expenditure of ASPR contract funds;

(e) how such advantages justify the costs for travel and absence from the project of more than one person if such are suggested; and

(f) what additional functions may be performed by the travelers to accomplish other purposes of the contract and thus further benefit the project.

ARTICLE B.5. ADVANCE UNDERSTANDINGS

a.	Man-in-Plant

With seven (7) days advance notice to the Contractor in writing from the Contracting Officer, the Government may place a man-in-plant in the Contractor’s facility, who shall be subject to the Contractor’s policies and procedures regarding security and facility access at all times while in the Contractor’s facility. As determined by federal law, no Government representative shall publish, divulge, disclose, or make known in any manner, or to any extent not authorized by law, any information coming to him in the course of employment or official duties, while stationed in a contractor plant.

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b.	Security

No Security Plan is required at this point for this effort. It is anticipated that a security waiver will be approved.

c.	Subcontracts

Prior written consent from the Contracting Officer in the form of Contracting Officer Authorization (COA) is required for any subcontract that:

•	Is of the cost-reimbursement type; or

•	Is Fixed-Price and exceeds $[***] or [***]% of the total estimated cost of the Contract, whichever value is greater.

The Contracting Officer shall request appropriate supporting documentation in order to review and determine authorization, pursuant with FAR Clause 52.244-2, Subcontracts. After receiving written consent of the subcontract by the Contracting Officer, the Contractor shall provide a copy of the signed, executed subcontract and consulting agreement to the Contracting Officer.

Note: Consulting services are treated as subcontracts and subject to the ‘consent to subcontract’ provisions set forth in this Article.

d.	Confidential Treatment of Sensitive Information

The Contractor shall guarantee strict confidentiality of any information/data of a sensitive nature that is provided to the Contractor by the Government during the performance of the contract. The Government has determined that the information/data that the Contractor will be provided during the performance of the contract is of a sensitive nature.

Disclosure of information/data that is sensitive in nature, in whole or in part, by the Contractor can only be made after the Contractor receives prior written approval from the Contracting Officer. Whenever the Contractor is uncertain with regard to the proper handling of information/data under the contract, the Contractor shall obtain a written determination from the Contracting Officer (see also HHSAR clause 352.224-70).

Notwithstanding the foregoing, such information/data shall not be deemed of a sensitive nature with respect to the Contractor for purposes of this contract if such information/data: (a) was already known to the Contractor at or prior to the time of its disclosure to the Contractor; (b) was generally available or known, or was otherwise part of the public domain, at the time of its disclosure to the Contractor; (c) became generally available or known, or otherwise became part of the public domain, after its disclosure to, or, with respect to the information/data by, the Contractor through no fault of the Contractor; (d) was disclosed to the Contractor, other than under an obligation of confidentiality or non-use, by a third party who had no obligation to the Government that controls such information/data not to disclose such information/data to others; or (e) was independently discovered or developed by the Contractor, as evidenced by its written records, without the use of information/data belonging to the Government.

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Contractor may disclose information/data of a sensitive nature provided by the Government to the extent that such disclosure is: (a) made in response to a valid order of a court of competent jurisdiction or other supra-national, federal, national, regional, state, provincial or local governmental or regulatory body of competent jurisdiction; provided, however, that the Contractor shall first have given notice to the Government and give the Government a reasonable opportunity to quash such order and to obtain a protective order requiring that the information/data of a sensitive nature that is the subject of such order be held in confidence by such court or agency or, if disclosed, be used only for the purposes for which the order was issued; and provided further that if a disclosure order is not quashed or a protective order is not obtained, the information/data disclosed in response to such court or governmental order shall be limited to that information which is legally required to be disclosed in response to such court or governmental order; (b) otherwise required by law, in the opinion of legal counsel to the Contractor as expressed in an opinion letter in form and substance reasonably satisfactory to the Government, which shall be provided to the Government at least two (2) business days prior to the Contractor’s disclosure of the information/data; or (c) made by the Contractor to the regulatory authorities as required in connection with any filing, application or request for regulatory approval; provided, however, that reasonable measures shall be taken to assure confidential treatment of such information/data.

e.	Sharing of contract deliverables within United States Government (USG)

In an effort to build a robust medical countermeasure pipeline through increased collaboration, BARDA may share technical deliverables set forth in Article F.2 with Government entities responsible for Medical Countermeasure Development. In accordance with recommendations from the Public Health Emergency Medical Countermeasure Enterprise Review, agreements established in the Integrated Portfolio’s Portfolio Advisory Committee (PAC) Charter, Technology Transfer Agreements (TTA) between BARDA and the Defense Threat Reduction Agency and the National Institute of Allergies and Infectious Diseases (NIAID), BARDA may share technical deliverables set forth in Article F.2 with colleagues within the Integrated Portfolio. This provision applies to all deliverables and data developed during performance including deliverables and data paid for by the Contractor under the cost sharing arrangement all exercised CLINs herein. This advance understanding does not authorize BARDA to share financial information outside HHS. The Contractor is advised to review the terms of FAR Clause 52.227-14 regarding the Government’s rights to deliverables submitted during performance as well as the Government’s rights to data contained within those deliverables.

f.	Overtime Compensation

No overtime (premium) compensation is authorized under the subject contract.

g.	Use of CIADM-TAMUS

The tech transfer, scale-up, process development and GMP manufacturing will be done at Fujifilm Diosynth Biotechnologies (FDBT) as a subcontractor to CIADM-TAMUS under Task Order HHSO10033001T, Contract HHSO100201200002I.

SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

ARTICLE C.1. STATEMENT OF WORK

Independently and not as an agent of the Government, the Contractor shall furnish all the necessary services, qualified personnel, material, equipment, and facilities not otherwise provided by the Government as needed to perform the Statement of Work attached to this contract as Attachment 1 (SECTION J-List of Attachments).

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ARTICLE C.2. REPORTING REQUIREMENTS

Refer to ARTICLE F.2. for specific instructions regarding Reporting Requirements.

ARTICLE C.3. EARNED VALUE MANAGEMENT SYSTEM (EVMS) IMPLEMENTATION REQUIREMENTS

The Contractor and the Government agree that the EVMS implementation requirements that are contained in this contract are limited to the implementation requirements outlined by the 7 Principles of Earned Value Management Tier 2 System Implementation Intent Guide contained as Attachment 9 (see SECTION J-List of Attachments) to the contract. The total amount of this contract reflects the use of the 7 Principles of EVMS Implementation. Any EVMS implementation requirements that are beyond the intent of the 7 Principles of EVMS Implementation shall not proceed until the Contracting Officer sends a written request for a proposal to the Contractor and a bilateral modification is issued to the contract for the purposes of incorporating the additional costs for the performance of these requirements into the contract.

Refer to ARTICLE F.2. for specifics on EVMS deliverables.

ARTICLE C.4. PROJECT MEETING CONFERENCE CALLS

A teleconference call between the Contracting Officer’s Representative and the Contractor’s Program Manager shall occur bi-weekly (every two weeks), or at the discretion of the Government. During this call, the Program Manager will discuss the activities during the reporting period, any problems that have arisen, and the activities planned for the ensuing reporting period. The Contractor’s Program Manager may choose to include other key personnel on the conference call to give detailed updates on specific projects or this may be requested by the Contracting Officer’s Representative.

Contractor will be responsible for preparing an agenda for the conference call and providing it to the Government no later than 2 business days prior to the scheduled conference call.

ARTICLE C.5. PROJECT MEETINGS

The Contractor shall participate in Project Meetings to coordinate the performance of the contract, as requested by the Contracting Officer’s Technical Representative. These meetings may include face-to-face meetings with BARDA/AMCG in Washington, D.C. and at work sites of the Contractor and its subcontractors. Such meetings may include, but are not limited to, meetings of the Contractor (and subcontractors invited by the Contractor) to discuss study designs, site visits to the Contractor’s and subcontractor’s facilities, and meetings with the Contractor and HHS officials to discuss the technical, regulatory, and ethical aspects of the program. The Contractor must provide data, reports, and presentations to groups of outside experts (subject to appropriate protections for Contractor confidential or proprietary data) and USG personnel as required by the Contracting Officer’s Technical Representative in order to facilitate review of contract activities.

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a.	Kickoff Meeting

The Contractor shall complete a Kickoff meeting within 30 days after contract award. Contractor shall provide an itinerary/agenda no later than 5 business days before meeting.

b.	Quarterly and Ad-Hoc Meetings

At the discretion of BARDA, the Contractor shall participate in Project Meetings to coordinate the performance of the contract, as requested by the Contracting Officer’s Representative. These meetings may include teleconferences or face-to-face meetings with BARDA/AMCG in Washington, D.C. or at work sites of the Contractor and its subcontractors. Such meetings may include, but are not limited to, meetings of the Contractor (and subcontractors invited by the Contractor) to discuss study designs, site visits to the Contractor’s and subcontractor’s facilities, and meetings with the Contractor and HHS officials to discuss the technical, regulatory, and ethical aspects of the program. The Contractor must provide data, reports, and presentations to groups of outside experts (subject to appropriate protections for Contractor’s confidential or proprietary data) and Government personnel as required by the Contracting Officer’s Representative, giving reasonable prior notice of such requirement to Contractor, in order to facilitate review of contract activities.

Contractor shall provide itinerary/agenda at least 5 business days in advance of face-to-face meeting.

c.	Face-to-Face Project Review Meetings

The Contractor shall, at a time to be determined later, present a comprehensive review of contract progress to date in a face-to-face meeting in Washington, DC. The Contractor will be responsible for updating BARDA program on technical progress under the Statement of Work. Presentation must be delivered seven (7) business days prior to the scheduled meeting.

SECTION D – PACKAGING, MARKING, AND SHIPPING

All deliverables required under this contract shall be packaged, marked and shipped in accordance with Section F. At a minimum, all deliverables shall be marked with the contract number and Contractor name. The Contractor shall guarantee that all required materials shall be delivered in immediate usable and acceptable condition

Unless otherwise specified by the Contracting Officer, delivery of reports to be furnished to the USG under this contract (including invoices) shall be delivered to AMCG and BARDA electronically along with a concurrent email notification to the Contracting Officer, Contract Specialist, and COR (as defined in SECTION F.3. ELECTRONIC SUBMISSION) summarizing the electronic delivery.

SECTION E – INSPECTION AND ACCEPTANCE

ARTICLE E.1. FAR 52.252-2, CLAUSES INCORPORATED BY REFERENCE (FEBRUARY 1998)

This contract incorporates the following clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at these addresses:

http://farsite.hill.af.mil . HHSAR Clauses at: http://www.hhs.gov/grants/contracts/contract-policies-regulations/hhsar/tocindetail/index.html

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FAR Clause	Title and Date
52.246-9	Inspection of Research and Development (Short Form) (Apr 1984)

ARTICLE E.2. DESIGNATION OF GOVERNMENT PERSONNEL

For the purpose of this SECTION E, the designated Contracting Officer’s Representative (COR) is the authorized representative of the Contracting Officer. The COR will assist in resolving technical issues that arise during performance. The COR however is not authorized to change any contract terms or authorize any changes in the Statement of Work or modify or extend the period of performance, or authorize reimbursement of any costs incurred during performance.

ARTICLE E.3. INSPECTION, ACCEPTANCE AND CONTRACT MONITORING

Inspection and acceptance of the materials services and documentation called for herein shall be accomplished by the Contracting Officer or a duly authorized representative.

Inspection and acceptance will be performed at:

Office of Acquisition Management, Contracts, and Grants (AMCG) Office of the Assistant Secretary for Preparedness and Response

U.S. Department of Health and Human Services 330 Independence Avenue, S.W., Room G644 Washington, D.C. 20201

a.	Site Visits and Inspections

At the discretion of the USG and independent of activities conducted by the Contractor, with 48 hours’ notice to the contractor, the USG reserves the right to conduct site visits and inspections on an as needed basis, including collection of product samples and intermediates held at the location of the contractor, or subcontractor. All costs reasonably incurred by the Contractor and subcontractor for such visit and/or inspection shall be allowable costs subject to the Allowable cost requirements in FAR Subpart 31.2. The Contractor shall coordinate these visits and shall have the opportunity to accompany the USG on any such visits. Under time-sensitive or critical situations, the USG reserves the right to suspend the 48 hour notice to the Contractor. The areas included under the site visit could include, but are not limited to: security, regulatory and quality systems, manufacturing processes and cGMP/GLP/GCP compliance.

If the USG, Contractor, or other party identifies any issues during an audit, the Contractor shall capture the issues, identify potential solutions, and provide a report to the USG for review and acceptance.

•	If issues are identified during the audit, the Contractor shall submit a report to the CO and COR within ten (10) business days detailing the finding and corrective action(s) of the audit.

•	COR and CO will review the report and provide a response to the Contractor within ten (10) business days.

•	Once corrective action is completed, the Contractor will provide a final report to the CO and COR.

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SECTION F – DELIVERIES OR PERFORMANCE

ARTICLE F.1. ESTIMATED PERIOD OF PERFORMANCE

The estimated period of performance for this contract shall be consistent with the dates set forth in the base performance segment CLIN 0001 set forth in ARTICLE B.2. If the Government exercises its Option(s) pursuant to the Option Clause in ARTICLE I.3 of the contract, the period of performance shall be increased as shown in the table in Article B.3.

ARTICLE F.2. DELIVERABLES

Successful performance of the final contract shall be deemed to occur upon completion of performance of the work set forth in the Statement of Work dated June 24, 2016, set forth in SECTION J - List of Attachments of this contract and upon delivery and acceptance, as required by the Statement of Work, by the Contracting Officer, of each of the deliverables described in SECTION C, SECTION F, and SECTION J.

All deliverables and reporting documents listed within this section shall be delivered electronically (as defined in SECTION F.3. ELECTRONIC SUBMISSION) to the CO, CS, and the COR unless otherwise specified by the Contracting Officer.

a.	Summary of Contract Deliverables

Unless otherwise specified by the Contracting Officer, the deliverables identified in this SECTION F shall also be delivered electronically to the designated eRoom along with a concurrent email notification sent to the Contracting Officer, Contract Specialist, COR, and Alternate COR stating delivery has been made.

All paper/hardcopy documents/reports submitted under this contract shall beprinted or copied, double-sided, on at least 30 percent post-consumer fiber paper, whenever practicable, in accordance with FAR 4.302(b). Hard copies of deliverables and reports furnished to the USG under the resultant Contract (including invoices) shall be addressed as follows:

HHS/ASPR/AMCG

ATTN: George Keane, Contracting Officer

330 Independence Avenue, S.W., Room G640 Washington, DC 20201

Email: george.keane@hhs.gov

HHS/ASPR/BARDA

ATTN: Adam Clark, Ph.D.

Contracting Officer’s Representative

330 Independence Avenue, S.W., Room G640

Washington, DC 20201

Email: adam.clark@hhs.gov

Confidential Treatment Requested

1.	Summary of Contract Deliverables - Unless otherwise stated, each deliverable in the table below shall be provided as one (1) electronic copy to the COR, CS, and CO as set forth in SECTION D.

TECHNICAL DELIVERABLES

CDRL#	Deliverable	Deliverable Description	Reporting Procedures and Due Dates
01	Kickoff Meeting	The Contractor shall complete a Kickoff meeting after contract award

•    Within a month of contract award.

•    Contractor shall provide itinerary and agenda at least 5 business days in advance of site visit.

•    COR approves and distributes itinerary and agenda within 3 business days.

•    Contractor provides meeting minutes to COR within 5 business days after the meeting.

•    COR reviews, comments, and approves minutes within 10 business days.

02	Quarterly Meetings	The Contractor shall hold recurring teleconference or face-to-face Program Review Meetings approximately every third month either in Washington D.C or at work sites of the Contractor or subcontractors. The meetings will be used to discuss contract progress in relation to the Program Management deliverables described below as well as study designs, technical, regulatory , and ethical aspects of the program.

•    Contractor shall provide itinerary and agenda at least 5 business days in advance of site visit

•    COR approves and distributes itinerary and agenda within 3 business days.

•    Contractor provides meeting minutes to COR within 5 business days after the meeting.

•    COR reviews, comments, and approves minutes within 10 business days.

03	Biweekly Teleconference Meetings	The Contractor shall participate in teleconferences every two weeks with BARDA to discuss the performance of the contract.

•    Contractor provides agenda to COR no later than 2 business days in advance of meeting.

•    COR approves and distributes agenda prior to meeting.

•    Contractor provides meeting minutes to COR within 5 business days following the meeting.

•    COR reviews, comments, and approves minutes within 10 business days following the meeting.

04 (Monthly ) 05 (Annual)	Monthly & Annual Technical Progress Reports	The Monthly and Annual Technical Progress report shall address each of the below items and be cross-referenced to the Work Breakdown Structure (WBS), Statement of Work (SOW), Integrated Master Schedule (IMS), Performance Measurement Baseline Review report (PMBR), Earned Value Management (EVM), and Contract Performance Report (CPR).

•    Monthly Reports shall be submitted on the 20th day of the month after the end of each month with an Annual Report submitted on the 30th calendar day of the final month of each contract year for the previous twelve calendar months. Monthly progress reports are not required for the periods when the Annual Report(s) and Final Report are due. The COR and CO will review the monthly reports with the Contractor and provide feedback.

Confidential Treatment Requested

CDRL#	Deliverable	Deliverable Description	Reporting Procedures and Due Dates

1.      An Executive Summary highlighting the progress, issues and relevant manufacturing, non-clinical, clinical and regulatory activities. The Executive Summary should highlight only critical issues for that reporting period and resolution approach; limited to 2-3 pages.

2.      Progress in meeting contract milestones – broken out by subtasks within each milestone, overall project assessment, problems encountered and recommended solutions. The reports shall detail the planned and actual progress during the period covered, explaining occurrences of any differences between the two and the corrective steps.

3.      The reports shall also include a three-month rolling forecast of the key planned activities, referencing the WBS/IMS.

4.      A tracking log of progress on regulatory submissions with the FDA number, description of submission, date of submission, status of submission and next steps.

5.      Provide updated EVM/CPR.

6.      Estimated and Actual Expenses.

7.      This report shall also contain a narrative or table detailing whether there is a significant discrepancy (>10%) at this time between the % of work completed and the cumulative costs incurred to date. Monthly and actual expenses should be broken down to the appropriate WBS level. This section of the report should also contain estimates for the Subcontractors’ expenses from the previous month if the Subcontractor did not submit a bill in the previous month. If the subcontractor(s) was not working or did not incur any costs in the previous month, then a statement to this effect should be included in this report for those respective subcontractors.

06	Earned Value Management (EVM) / Contract Performance Report (CPR)	Contractor will provide a monthly Contract Performance Report (CPR) Format 1 at an agreed upon reporting level using the BARDA provided WBS and a Variance Analysis Report (Format 5).

•    Contractor shall provide EVM/CPR as part of the Monthly Progress Report on the 20th day of the month after the end of each month (this requirement begins only as set forth in the Contract Milestones & Related Deliverables table.

The supplemental monthly CAP report shall contain, at the work package level, time phased budget (budgeted cost of work scheduled), earned value (budgeted cost of work performed), and actual costs of work performed as captured in Contractor’s EVM systems. The Contractor shall provide a rationale in the package of its use of % complete as EVMS methodology or identity if any other EVMS methodology is being used.

•    Contractor shall provide top level or key changes in baseline cost as a result of anticipated cost savings or risks.

•    BARDA may request, on a monthly or ad hoc basis that the Contractor provide raw data at a reporting level or lower level as BARDA deems necessary .

•    BARDA may raise, in writing, concerns for Contractor to address; Contractor must address, in writing, all concerns raised by BARDA.

Confidential Treatment Requested

CDRL#	Deliverable	Deliverable Description	Reporting Procedures and Due Dates
• Reporting will commence after the EVM system has been implemented but no later than 3 months after start of base period.

07	Performance Measurement Baseline Review (PMBR)

PMBR Report shall address each of the items listed below and be cross-referenced to the IMP, WBS, SOW, and Risk Management Plan.

1.      Contractor provides baseline proposal.

2.      Responsibility Assignment Matrix .

3.      A description of the work scope through control account Work Authorization Documents and/or WBS Dictionary down to the control account level.

4.      Template for work packages.

5.      IMS with the inclusion of agreed major milestones and control account plans for all control accounts.

6.      Baseline revision documentation and program log(s) risk management plan.

•    Due within 90 days of contract award.

•    Contractor shall provide baseline proposal .ppt briefing 10 business days prior to meeting.

•    Contractor provides agenda to COR 2 business days in advance of meeting.

•    COR approves (with CO concurrence) and distributes agenda no later than 2 business days in advance of meeting.

•    COR approves (with CO concurrence) all meeting material no later than 2 business days in advance of meeting.

•    Contactor provides minutes within 5 business days of the meeting.

•    COR reviews and approves (with CO concurrence) minutes.

•    BARDA will review documentation and provide written comments and questions to Contractor.

Contractor shall address BARDA’s comments and resubmit PMBR report for BARDA approval within 10 business days.

08	Risk Management Plan	The Contractor shall provide a Risk Management Plan that outlines the impacts of each risk in relation to the cost, schedule, and performance objectives. The plan shall include risk mitigation strategies. Each risk mitigation strategy will capture how the corrective action will reduce impacts on cost, schedule and performance.

•    Due within 90 days of contract award.

•    Contractor provides updated Risk Management Plan in Monthly Progress Report.

•    BARDA shall provide Contractor with a written list of concerns in response plan submitted.

•    Contractor must address, in writing, all concerns raised by BARDA within 20 business days of Contractor’s receipt of BARDA’s concerns.

09	Deviation Notification and Mitigation Strategy	Process for changing IMS activities associated with cost and schedule as baselined at the PMBR. Contractor shall notify BARDA of significant changes the IMS defined as increases in cost above 5% or schedule slippage of more than 30 days, which would require a PoP extension. Contractor shall provide a high level management strategy for risk mitigation.	• Due as needed.

10	Go/No-Go Decision Gate Presentation	Contractor shall provide a presentation detailing technical progress made towards completion of Go/No-Go decision gate milestones following a prescribed template provided by BARDA prior to the IPR.

•    Contractor shall provide presentation in .ppt format 10 business days prior to the In-Process Review (IPR).

•    Contractor shall submit written justification of progress towards satisfying Go/No-Go criteria.

•    After reviewing, BARDA COR and CO will provide a written response.

Confidential Treatment Requested

CDRL#	Deliverable	Deliverable Description	Reporting Procedures and Due Dates
11	Incident Report	Contractor shall communicate and document all critical programmatic concerns, risks, or potential risks with BARDA.

•    Due within 48 hours of activity or incident or within 24 hours for a security activity or incident.

•    Email or telephone with written follow-up to COR and CO.

•    Additional updates due to COR and CO within 48 hours of additional developments.

•    Contractor shall submit within 5 business days a Corrective Action Plan (if deemed necessary by either party) to address any potential issues.

•    If corrective action is deemed necessary, Contractor must address in writing, its consideration of concerns raised by BARDA within 5 business days of receiving such concerns in writing.

12	Draft and Final Reports for Clinical and Non-Clinical Studies	Contractor shall provide Draft and Final Clinical/Non-Clinical Study Reports to BARDA for review and comment.

•    Draft report due within 45 calendar days after completion of analysis and at least 15 business days prior to submission to FDA.

•    Subcontractor prepared reports received by the Contractor shall be submitted to the Contracting Officer’s Technical Representative and Contracting Officer (CO) for review and comment no later than 5 business days after receipt by Contractor.

•    The Government shall provide written comments to the Draft Final Report for Clinical and Non-Clinical Studies within 15 business days after the submission.

•    Final report due 30 calendar days after receiving comments on the Draft Final Report for Clinical and Non-Clinical Studies. If corrective action is recommended, Contractor must address, in writing, all concerns raised by BARDA in writing.

•    Contractor shall consider revising reports to address BARDA’s recommendations prior to FDA submission.

•    Final FDA submissions shall be provided to BARDA concurrently or no later than 1 business day after submission to the FDA.

13	Standard Operating Procedures	The Contractor shall make internal and, to the extent possible, subcontractor Standard Operating Procedures (SOPs) available for review electronically .	Upon request from the Project Officer/Contracting Officer.

14	Manufacturing Campaign Reports

Contractor shall provide Manufacturing Campaign Reports to BARDA for review and comment prior to submission to FDA.

The COR and CO reserve the right to request within the PoP a non-proprietary Manufacturing Campaign Report for distribution within the

USG.

•    Contractor will submit Manufacturing Campaign Reports at least 15 business days prior to FDA submission.

•    If corrective action is recommended, Contractor must address, in writing, all concerns raised by BARDA in writing.

Confidential Treatment Requested

CDRL#	Deliverable	Deliverable Description	Reporting Procedures and Due Dates

•    Contractor shall consider revising reports to address BARDA’s concerns and/or recommendations prior to FDA submission.

•    Final FDA submission shall be submitted to BARDA concurrently or no later than 1 business day after submission to the FDA.

15	FDA Correspondence	The Contractor shall memorialize any correspondence between Contractor and FDA and submit to BARDA. All documents shall be duly marked as either “Draft” or “ Final”.	• Contractor shall provide written summary of any FDA correspondence within 5 business days of correspondence.

16	FDA Meetings	The Contractor shall forward the dates and times of any meeting with the FDA to BARDA and make arrangements for appropriate BARDA staff to attend the FDA meetings. BARDA staff shall include up to a maximum of four people (COR, CO and up to 2 subject matter experts).

•    Contractor shall notify BARDA of upcoming FDA meeting within 24 hours of scheduling Type A, B or C meetings OR within 24 hours of meeting occurrence for ad hoc meetings.

•    The Contractor shall forward initial Contractor and FDA-issued draft minutes and final minutes of any meeting with the FDA to BARDA within 5 business days of receipt. All documents shall be duly marked as either “Draft” or “Final”.

17	FDA Submissions	The Contractor shall provide BARDA the opportunity to review and comment upon all draft submissions before submission to the FDA. Contractor shall provide BARDA with an electronic copy of the final FDA submission. All documents shall be duly marked as either “Draft” or “Final”.

•    Contractor shall submit draft FDA submissions to BARDA at least 15 business days prior to FDA submission.

•    BARDA will provide feedback to Contractor within 10 business days of receipt.

•    If corrective action is recommended, the Contractor must address, in writing, its consideration of all concerns raised by BARDA.

•    The Contractor shall consider revising their documents to address BARDA’s concerns and/or recommendations prior to FDA submission.

•    Final FDA submissions shall be submitted to BARDA concurrently or no later than 1 calendar day of its submission to CDER.

18	FDA Audits	In the event of an FDA inspection which occurs as a result of this contract and for the product, or for any other FDA inspection that has the reasonable potential to impact the performance of this contract, the Contractor shall provide the USG with an exact copy (non-redacted) of the FDA Form 483 and the Establishment Inspection Report (EIR). The Contractor shall provide the COR and CO with copies of the plan for addressing areas of non-conformance to FDA regulations for GLP, GMP, or GCP guidelines as identified in the audit report, status updates during the plans execution and a copy of all final responses to the FDA. The Contractor shall also provide redacted copies of any FDA audits received from subcontractors that occur as a result of this contract or for this product. The Contractor shall make arrangements for BARDA representative(s) to be present during the final debrief by the regulatory inspector.

•    Contractor shall notify CO and COR within 10 business days of a scheduled FDA audit or within 24 hours of an ad hoc site visit/audit if the FDA does not provide advanced notice.

•    Contractor shall provide copies of any FDA audit report received from subcontractors that occur as a result of this contract or for this product within 5 business days of receiving correspondence from the FDA or third party .

•    Within 10 business days of audit report, Contractor shall provide CO with a plan for addressing areas of nonconformance, if any are identified.

Confidential Treatment Requested

CDRL#	Deliverable	Deliverable Description	Reporting Procedures and Due Dates
19	QA Audit Reports	BARDA reserves the right to participate in QA audits. Upon completion of the audit/site visit the Contractor shall provide a report capturing the findings, results and next steps in proceeding with the subcontractor. If action is requested of the subcontractor, detailed concerns for addressing areas of non-conformance to FDA regulations for GLP, GMP, or GCP guidelines, as identified in the audit report, must be provided to BARDA. The Contractor shall provide responses from the subcontractors to address these concerns and plans for corrective action execution.

•    Contractor shall notify CO and COR 10 days in advance of upcoming, ongoing, or recent audits/site visits of subcontractors as part of weekly communications.

•    Contractor shall notify the COR and CO within 5 business days of report completion.

20	BARDA Audit	Contractor shall accommodate periodic or ad hoc site visits by BARDA. If BARDA, the Contractor, or other parties identifies any issues during an audit, the Contractor shall capture the issues, identify potential solutions, and provide a report to BARDA.

•    If issues are identified during the audit, Contractor shall submit a report to BARDA detailing the finding and corrective action(s) within 10 business days of the audit.

•    COR and CO will review the report and provide a response to the Contractor with 10 business days.

•    Once corrective action is completed, the Contractor will provide a final report to BARDA.

21	Technical Documents	Upon request, Contractor shall provide CO and COR with deliverables from the following contract funded activities: process Development Reports, Assay Qualification Plan/Report, Assay Validation Plan/Report, Assay Technology Transfer Report, Batch Records, SOPs, Master Production Records, Certificate of Analysis, Clinical Studies Data or Reports. The CO and COR reserve the right to request within the PoP a non-proprietary technical document for distribution within the Government.

•    Contractor shall provide technical document within 10 business days of CO or COR request. Contractor can request additional time on an as needed basis.

•    If corrective action is recommended, the Contractor must address, in writing, concerns raised by BARDA in writing.

22	Animal Model or Other Technology Transfer Package	Contractor shall provide Animal Model or Other Technology Transfer Package relevant data.	• Contractor shall provide data within 10 business days of COR or CO request.

23	Raw Data or Data Analysis	Contractor shall provide raw data or data analysis to BARDA upon request.	• Contractor shall provide data or data analysis to CO and COR within 20 business days of request.

24	Product Transition Strategy	Contractor shall provide a 2-4 page summary document containing a Product Transition Strategy to support transition of the product(s) prior to end of the base and/or option(s) POP. The Product Transition Strategy should provide a strategic plan for further development and/or stockpiling of the product. The transition strategy shall provide options and/or a specific approach for the transition of MCM product for further development, procurement, approval and/or stockpile.	• Contractor shall provide a Product Transition Strategy to support transition of the product(s) 90 days prior to the end of the (base/option) POP as addendum to the Quarterly Project Status Report.

Confidential Treatment Requested

CDRL#	Deliverable	Deliverable Description	Reporting Procedures and Due Dates
25	Publications	Any manuscript or scientific meeting abstract containing data generated under this contract must be submitted to BARDA for review prior to submission.

•    Contractor must submit all manuscript or scientific meeting abstract to PO and CO within 30 business days for manuscripts and 15 business days for abstracts.

•    Contractor must address in writing all concerns raised by BARDA in writing.

•    Final submissions shall be submitted to BARDA concurrently or no later than one (1) calendar day of its submission.

26	Press Releases	Contractor agrees to accurately and factually represent the work conducted under this contract in all press releases.

•    With the exeption of ad-hoc press releases required by applicable law or regulations, Contractor shall ensure that the CO has received and approved an advanced copy of any press release to this contract not less than 2 business days prior to the issuance of the press release.

•    If corrective action is required, the Contractor agrees to accurately and factually represent the work conducted under this contract in all press releases.

•    Any final press releases shall be submitted to BARDA no later than 1 (one) calendar day prior to its release.

27	Integrated Master Plan (IMP)	The Contractor shall provide an IMP including WBS, critical path milestones, and Earned Value Management Plan.

•    Contractor shall provide the draft IMP within 90 days of contract award with final due 8 months after award and updated monthly as part of the Monthly Progress Report.

•    Contractor must address, in writing, all concerns raised by BARDA in writing.

28	Draft and Final Technical Progress Report

A Draft Final Technical Progress Report containing a summation of the work performed and the results obtained for the entire contract PoP. The draft report shall be duly marked as ‘Draft’.

The Final Technical Progress Report incorporating feedback received from BARDA and containing a summation of the work performed and the results obtained for the entire contract PoP. The final report shall document the results of the entire contract. This report shall be in sufficient detail to fully describe the progress achieved under all milestones. The final report shall be duly marked as ‘Final’.

•    Contractor shall provide a draft Technical Progress Report 75 calendar days before the end of the PoP and the Final Technical Progress Report on or before the completion date of the PoP.

•    Subcontractor prepared reports received by the Contractor shall be submitted to the COR and CO for review and comment no later than 5 business days after receipt by the Contractor.

•    COR shall provide feedback on draft report within 15 calendar days of receipt, which the Contractor shall consider incorporating into the Final Report.

•    Contractor shall submit, with the Final Technical Progress Report, a summary (not to exceed 200 words) of salient results achieved during the performance of the contract.

29	Draft and Final Study Protocols	Contractor shall provide all Draft and Final Study Protocols to BARDA for evaluation. (The CO and PO reserves the right to request within the period of performance a non-proprietary Study Protocol for distribution within the United States Government (USG))

•    The Contractor will submit all proposed protocols to BARDA at least 10 business days prior to study start. If corrective action is required, the Contractor must address in writing all concerns raised by BARDA to the satisfaction of BARDA before study execution and provide BARDA a revised draft protocol that addresses BARDA’s comments and requested changes.

Confidential Treatment Requested

CDRL#	Deliverable	Deliverable Description	Reporting Procedures and Due Dates

•    After receiving the revised Study Protocol that satisfies BARDA, the CO will approve the revised Study Protocol and will provide a written approval to the Contractor that provides authorization to the Contractor to execute the specific study.

•    Contractor shall not proceed with any study protocol until BARDA gives its approval and the Contractor has provided BARDA with a final and approved Study Protocol.

30	Clinical Study Status Update	Contractor shall provide PO with a status update of clinical studies that are actively enrolling patients to include by study site: cumulative enrollment; new enrollments; screen failures; patients dropped from study; AE and SAEs; activation or inactivation of study sites; investigator appointments or changes; and status of IRB/IEC review/approval/renewal. Contractor will provide proposed format for BARDA PO review and approval.

•    Update will be submitted by e-mail or other electronic format to be provided by BARDA by the end of the 20th business day of each new month.

•    Updates, to the extent they are available, will be presented during biweekly teleconferences.

•    If no changes have occurred since the prior update only a simple statement that there is no new data is required.

Confidential Treatment Requested

[***]

CLIN 0001

No.	Project Milestone (Name)	Milestone Definition	Success Criteria	Failure Criteria	Deliverable (Name, Description, etc.)	WBS	Estimated Completion Date (Month/ Year)
Manufacturing Process Development (WBS 1.1)
1	[***]	[***]	[***]	[***]	[***]	1.1.6	[***]

GMP Manufacturing (WBS 1.2)
2	[***]	[***]	[***]	[***]	[***]	1.2.4	[***]
Assay Development (WBS 1.3)
3	[***]	[***]	[***]	[***]	[***]	1.3.1	[***]

4	[***]	[***]	[***]	[***]	[***]	1.3.2	[***]

5	[***]	[***]	[***]	[***]	[***]	1.3.3	[***]

6	[***]	[***]	[***]	[***]	[***]	1.3.4	[***]

Clinical Development (WBS 1.5)
7	[***]	[***]	[***]	[***]	[***]	1.5.1	[***]

Regulatory (WBS 1.6)
8	[***]	[***]	[***]	[***]	[***]	1.6.1	[***]

9	[***]	[***]	[***]	[***]	[***]	1.6.2	[***]

*** Confidential treatment requested

Confidential Treatment Requested

No.	Project Milestone (Name)	Milestone Definition	Success Criteria	Failure Criteria	Deliverable (Name, Description, etc.)	WBS	Estimated Completion Date (Month/ Year)
10	[***]	[***]	[***]	[***]	[***]	1.6.3	[***]

Program Management (WBS 1.7)
11	[***]	[***]	[***]	[***]	[***]	1.7.1	[***]

12	[***]	[***]	[***]	[***]	[***]	1.7.2	[***]

13	[***]	[***]	[***]	[***]	[***]	1.7.3	[***]

Option 1, CLIN 0002: [***]

No.	Project Milestone (Name)	Milestone Definition	Success Criteria	Failure Criteria	Deliverable (Name, Description, etc.)	WBS	Estimated Completion Date (Month/ Year)
Analytical Development (WBS 2.3)
1	[***]	[***]	[***]	[***]	[***]	2.3.1	[***]

2	[***]	[***]	[***]	[***]	[***]	2.3.2	[***]

3	[***]	[***]	[***]	[***]	[***]	2.3.3	[***]

Regulatory (WBS 2.6)
4	[***]	[***]	[***]	[***]	[***]	2.6.1	[***]

Program Management (WBS 2.7)
5	[***]	[***]	[***]	[***]	[***]	2.7.1	[***]

*** Confidential treatment requested

Confidential Treatment Requested

No.	Project Milestone (Name)	Milestone Definition	Success Criteria	Failure Criteria	Deliverable (Name, Description, etc.)	WBS	Estimated Completion Date (Month/ Year)
6	[***]	[***]	[***]	[***]	[***]	2.7.2	[***]

7	[***]	[***]	[***]	[***]	[***]	2.7.3	[***]

Option 2, CLIN 0003: [***]

No.	Project Milestone (Name)	Milestone Definition	Success Criteria	Failure Criteria	Deliverable (Name, Description, etc.)	WBS	Estimated Completion Date (Month/ Year)
Manufacturing Process Development (WBS 2.1)
1	[***]	[***]	[***]	[***]	[***]	2.1.1	[***]

2	[***]	[***]	[***]	[***]	[***]	2.1.2	[***]

3	[***]	[***]	[***]	[***]	[***]	2.1.3	[***]

4	[***]	[***]	[***]	[***]	[***]	2.1.4	[***]

5	[***]	[***]	[***]	[***]	[***]	2.1.5	[***]

6	[***]	[***]	[***]	[***]	[***]	2.1.6	[***]

7	[***]	[***]	[***]	[***]	[***]	2.1.8	[***]

*** Confidential treatment requested

Confidential Treatment Requested

No.	Project Milestone (Name)	Milestone Definition	Success Criteria	Failure Criteria	Deliverable (Name, Description, etc.)	WBS	Estimated Completion Date (Month/ Year)
GMP Manufacturing (WBS 2.2)
8	[***]	[***]	[***]	[***]	[***]	2.2.1	[***]

9	[***]	[***]	[***]	[***]	[***]	2.2.2	[***]

10	[***]	[***]	[***]	[***]	[***]	2.3.3	[***]

11	[***]	[***]	[***]	[***]	[***]	2.3.4	[***]

12	[***]	[***]	[***]	[***]	[***]	2.2.5	[***]

Option 3, CLIN 0004: [***]
No.	Project Milestone (Name)	Milestone Definition	Success Criteria	Failure Criteria	Deliverable (Name, Description, etc.)	WBS	Estimated Completion Date (Month/ Year)
1	[***]	[***]	[***]	[***]	[***]	2.1.7	[***]

Option 4, CLIN 0005: [***]

No.	Project Milestone (Name)	Milestone Definition	Success Criteria	Failure Criteria	Deliverable (Name, Description, etc.)	WBS	Estimated Completion Date (Month/ Year)
Non-clinical Development (WBS 2.4)
1	[***]	[***]	[***]	[***]	[***]	2.4.1	[***]

*** Confidential treatment requested

Confidential Treatment Requested

No.	Project Milestone (Name)	Milestone Definition	Success Criteria	Failure Criteria	Deliverable (Name, Description, etc.)	WBS	Estimated Completion Date (Month/ Year)
2	[***]	[***]	[***]	[***]	[***]	2.4.2	[***]

3	[***]	[***]	[***]	[***]	[***]	2.4.3	[***]

4	[***]	[***]	[***]	[***]	[***]	2.4.4	[***]

5	[***]	[***]	[***]	[***]	[***]	2.4.5	[***]

6	[***]	[***]	[***]	[***]	[***]	2.4.6	[***]

7	[***]	[***]	[***]	[***]	[***]	2.4.7	[***]

*** Confidential treatment requested

Confidential Treatment Requested

No.	Project Milestone (Name)	Milestone Definition	Success Criteria	Failure Criteria	Deliverable (Name, Description, etc.)	WBS	Estimated Completion Date (Month/ Year)
8	[***]	[***]	[***]	[***]	[***]	2.4.8	[***]

Option 5, CLIN 0006: [***]

No.	Project Milestone (Name)	Milestone Definition	Success Criteria	Failure Criteria	Deliverable (Name, Description, etc.)	WBS	Estimated Completion Date (Month/ Year)
Clinical Development (WBS 2.5)
1	[***]	[***]	[***]	[***]	[***]	2.5.1	[***]
Option 6, CLIN 0007: [***]
No.	Project Milestone (Name )	Milestone Definition	Success Criteria	Failure Criteria	Deliverable (Name, Description, etc.)	WBS	Estimated Completion Date (Month/ Year)
Clinical Development (WBS 2.5)
1	[***]	[***]	[***]	[***]	[***]	2.5.2	[***]
Option 7, CLIN 0008: [***]
No.	Project Milestone (Name )	Milestone Definition	Success Criteria	Failure Criteria	Deliverable (Name , Description, etc.)	WBS	Estimated Completion Date (Month/ Year)
Clinical Development (WBS 2.5)
1	[***]	[***]	[***]	[***]	[***]	2.5.3	[***]

NOTE: Pursuant to federal law, no Government personnel shall publish, divulge, disclose, or otherwise make known to any non-government entity any Contractor data marked according to FAR 52.227-14, unless permitted to do so by law or regulation.

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2.	Detailed Description of Select Contract Deliverables

A.	Monthly and Annual Progress Reports

In addition to those reports required by the other terms of this contract, the Contractor shall prepare and submit the following reports in the manner stated below and in accordance with this Article F of this contract, and in the Statement of Work, attached to this contract as Attachment 1 (SECTION J-List of Attachments).

i.	Monthly Progress Report

This report shall include a description of the activities during the reporting period, and the activities planned for the ensuing reporting period. The first reporting period consists of the first full month of performance plus any fractional part of the initial month. Thereafter, the reporting period shall consist of each calendar month.

The Contractor shall submit a Monthly Progress Report according to the dates set forth in the summary table (“Summary of Contract Deliverables”) under this article. The progress report shall conform to the requirements set forth in the DELIVERIES Article in SECTION F of this contract.

The format should include:

•	A cover page that includes the contract number and title; the type of report and period that it covers; the Contractor’s name, address, telephone number, fax number, and e-mail address; and the date of submission;

•	SECTION I – EXECUTIVE SUMMARY

•	SECTION II - PROGRESS

•	SECTION II Part A: OVERALL PROGRESS - A description of overall progress.

•	SECTION II Part B: MANAGEMENT AND ADMINISTRATIVE UPDATE - A description of all meetings, conference calls, etc. that have taken place during the reporting period. Include progress on administration and management issues (e.g., evaluating, and managing subcontractor performance, and personnel changes).

•	SECTION II Part C: TECHNICAL PROGRESS - For each activity related to Gantt chart, document the results of work completed and cost incurred during the period covered in relation to proposed progress, effort and budget. The report shall be in sufficient detail to explain comprehensively the results achieved. The description shall include pertinent data and/or graphs in sufficient detail to explain any significant results achieved and preliminary conclusions resulting from analysis and scientific evaluation of data accumulated to date under the contract. The report shall include a description of problems encountered and proposed corrective action; differences between planned and actual progress, why the differences have occurred and what corrective actions are planned; preliminary conclusions resulting from analysis and scientific evaluation of data accumulated to date under the project.

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•	SECTION II Part D: PROPOSED WORK - A summary of work proposed related to Gantt chart for the next reporting period and preprints/reprints of papers and abstracts.

•	SECTION III: Estimated and Actual Expenses.

a. This section of the report shall contain a narrative or table detailing whether there is a significant discrepancy (>10%) at this time between the % of work completed and the cumulative costs incurred to date. Monthly and actual expenses should be broken down to the appropriate WBS level.

b. This section of the report should also contain estimates for the Subcontractors’ expenses from the previous month if the Subcontractor did not submit a bill in the previous month. If the subcontractor(s) was not working or did not incur any costs in the previous month, then a statement to this effect should be included in this report for those respective subcontractors.

•	SECTION IV: Earned Value Management Reporting: Contractor will provide a monthly Contract Performance Report (CPR) at an agreed upon reporting level (WBS level 3) using the BARDA provided WBS and a Variance Analysis Report. EVMS shall be applied to all CLINs as part of the Integrated Master Project Plan following the Seven Principles of Earned Value Management. In accordance with FAR 52.215-2, Audit and Records-Negotiation, BARDA may request, on a quarterly or ad hoc basis, that the Contractor provide raw data. BARDA may request additional data at a reporting level or at lower levels, as BARDA deems necessary.

A Monthly Progress Report will not be required in the same month that the

Annual Progress Report is submitted.

ii.	Annual Progress Report

This report shall include a summation of the results of the entire contract work for the period covered. Monthly Progress Reports shall not be submitted in the same month when an Annual Progress Report is due. Furthermore, an Annual Progress Report will not be required for the period when the Final Report is due.

The first Annual Progress Report shall be submitted in accordance with the date set forth in the table (“Summary of Contract Deliverables”) under ARTICLE F.2. of this contract. The progress report shall conform to the requirements set forth in the DELIVERIES Article in SECTION F of this contract.

Each Annual Progress Report shall include:

•	A Cover page that includes the contract number and title; the type of report and period that it covers; the Contractor’s name, address, telephone number, fax number, and email address; and the date of submission;

•	SECTION I: EXECUTIVE SUMMARY - A brief overview of the work completed, and the major accomplishments achieved during the reporting period.

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•	SECTION II: PROGRESS

•	SECTION II Part A: OVERALL PROGRESS - A description of overall progress.

•	SECTION II Part B: MANAGEMENT AND ADMINISTRATIVE UPDATE - A high level summary of critical meetings, etc. that have taken place during the reporting period. Include progress on administration and management to critical factors of the project (e.g. regulatory compliance audits and key personnel changes).

•	SECTION II Part C: TECHNICAL PROGRESS - A detailed description of the work performed structured to follow the activities and decision gates outlined at the Integrated Baseline Review and as described in the Integrated Master Plan. The Report should include a description of any problems (technical or financial) that occurred or were identified during the reporting period, and how these problems were resolved.

•	SECTION II Part D: PROPOSED WORK - A summary of work proposed for the next year period to include an updated Gantt Chart.

•	SECTION III: Estimated and Actual Expenses.

a. This section of the report shall contain a narrative or table detailing whether there were discrepancies between estimated and actual expenses over the past year. Actual expenses should be broken down to the appropriate WBS level. This section of the report should also contain estimates for outstanding costs for the previous year which may have been incurred, but not yet billed.

•	SECTION IV: EARNED VALUE MANAGEMENT REPORTING - Contractor will provide a quarterly Contract Performance Report (CPR) at an agreed upon (WBS level 3) reporting level using the BARDA provided WBS and a Variance Analysis Report. EVMS shall be applied to all Cost Plus Fixed Fee CLINs as part of the Integrated Master Project Plan following the Seven Principles of Earned Value Management. In accordance with FAR 52.215-2, Audit and Records-Negotiation, BARDA may request, on a quarterly or ad hoc basis, that the Contractor provide raw data. BARDA may request additional data at a reporting level or at lower levels, as BARDA deems necessary.

Contractor also should include the following in the Annual Progress Report:

1.	Copies of manuscripts (published and unpublished), abstracts, and any protocols or methods developed specifically under the contract during the reporting period; and

2.	A summary of any Subject Inventions per the requirements under FAR Clause 52.227-11.

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iii.	Draft Final Report and Final Report

These reports are to include a summation of the work performed and results obtained for the entire contract period of performance. This report shall be in sufficient detail to describe comprehensively the results achieved. The Draft Final Report and Final Report shall be submitted in accordance with the DELIVERIES Article in SECTION F of the contract. An Annual Progress Report will not be required for the period when the Final Report is due. The Draft Final Report and the Final Report shall be submitted in accordance with the dates set forth in the table (“Summary of Contract Deliverables”) under ARTICLE F.2. of this contract. The report shall conform to the following format:

1.	Cover page to include the contract number, contract title, performance period covered, Contractor’s name and address, telephone number, fax number, email address and submission date.

2.	SECTION I: EXECUTIVE SUMMARY - Summarize the purpose and scope of the contract effort including a summary of the major accomplishments relative to the specific activities set forth in the Statement of Work.

3.	SECTION II: RESULTS - A detailed description of the work performed related to WBS and Gantt chart, the results obtained, and the impact of the results on the scientific and/or public health community including a listing of all manuscripts (published and in preparation) and abstracts presented during the entire period of performance and a summary of all inventions.

Draft Final Report: The Contractor is required to submit the Draft Final Report to the Contracting Officer’s Representative and Contracting Officer. The Contracting Officer’s Representative and Contracting Officer will review the Draft Final Report and provide the Contractor with comments in accordance with the dates set forth in ARTICLE F.2. of this contract.

Final Report: The Contractor will deliver the final version of the Final Report on or before the completion date of the contract. The final version shall include or address the COR’s and CO’s written comments on the draft report. Final Report shall be submitted on or before the completion date of the contract.

iv.	Summary of Salient Results

The Contractor shall submit, with the Final Report, a summary (not to exceed 200 words) of salient results achieved during the performance of the contract.

v.	Audit Reports

Within thirty (30) calendar days of an audit related to conformance to FDA regulations and guidance, including adherence to GLP, GMP, GCP guidelines, the Contractor shall provide copies of the audit report (so long as received from the FDA) and a plan for addressing areas of nonconformance to FDA regulations and guidelines for GLP, GMP, or GCP guidelines as identified in the final audit report.

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vi.	Other Technical Reports

1.	Draft Report for Clinical and Non-Clinical Studies and Final Report for Clinical and Non-Clinical Studies

•	The clinical trial reports shall follow the format of International Conference on Harmonization document ICH E3 “Guideline for Industry on Structure and Content of Clinical Study Reports”

•	Draft Final Report for Clinical and Non-Clinical Studies funded by this contract will be submitted to the Contracting Officer’s Representative and Contracting Officer (CO) for review and comment within the time frames set forth in the table (“Summary of Contract Deliverables”) under ARTICLE F.2.

•	Subcontractor prepared reports received by the Contractor shall be submitted to the Contracting Officer’s Representative and Contracting Officer (CO) for review and comment as set forth by the table in this Article. Contractor shall consider revising reports to address BARDA’s recommendations prior to FDA submission.

•	The Government shall provide written comments to the Draft Final Report for Clinical and Non-Clinical Studies in accordance with the dates set forth by the table in this Article.

•	The comprehensive Final Report for Clinical and Non-Clinical Studies will be submitted to the Contracting Officer and the Contracting Officer’s Representative set forth by the table in this Article.

2.	Supplemental Technical Documents

Upon request, Contractor shall provide CO and COR with the following contract funded documents as specified below but not limited to: Process Development Reports; Assay Qualification Plan/Report, Assay Validation Plan/Report, Assay Technology Transfer Report, Batch Records, Contractor/Subcontractor Standard Operating Procedures (SOP’s), Master Production Records, Certificate of Analysis, Clinical Studies Data or Reports. The CO and COR reserve the right to request within the Period of Performance a non-proprietary technical document for distribution within the USG. Contractor shall provide technical document within 10 business days of CO or COR request. Contractor can request additional time on an as needed basis. If edits are recommended, the Contractor must address, in writing, concerns raised by BARDA in writing.

B.	Deliverables Arising from FDA Correspondence

i.	FDA Meetings

The Contractor shall forward the dates and times of any meeting with the FDA to BARDA and make arrangements for appropriate BARDA staff to attend the FDA meetings. BARDA staff shall include up to a maximum of four people (COR, CO and up to 2 subject matter experts).

•	Contractor shall notify BARDA of upcoming FDA meeting within 24 hours of scheduling Type A, B or C meetings OR within 24 hours of meeting occurrence for ad hoc meetings.

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•	The Contractor shall forward initial Contractor and FDA-issued draft minutes and final minutes of any meeting with the FDA to BARDA within 5 business days of receipt. All documents shall be duly marked as either “Draft” or “Final.”

ii.	FDA Submissions

The Contractor shall provide BARDA all documents submitted to the FDA.

Contractor shall provide BARDA with an electronic copy of the final FDA submission. All documents shall be duly marked as either “Draft” or “Final.”

•	If draft documents are submitted for BARDA review, BARDA will provide feedback to Contractor within 10 business days of receipt.

•	If BARDA reviews draft documents, the Contractor shall revise their documents to address BARDA’s written concerns and/or recommendations prior to FDA submission.

•	Final FDA submissions shall be submitted to BARDA concurrently or no later than 1 calendar day of their submission to FDA.

iii.	FDA Audits

In the event of an FDA inspection which occurs as a result of this contract and for the product, or for any other FDA inspection that has the reasonable potential to impact the performance of this contract, the Contractor shall provide the USG with an exact copy (non-redacted) of the FDA Form 483 and the Establishment Inspection Report (EIR) within five (5) business days after the Contractors receipt of those documents. The Contractor shall provide the COR and CO with copies of the plan for addressing areas of non-conformance to FDA regulations for GLP, GMP, or GCP guidelines as identified in the audit report, status updates during the plans execution and a copy of all final responses to the FDA. The Contractor shall also provide redacted copies of any FDA audits received from subcontractors that occur as a result of this contract or for this product. The Contractor shall make arrangements for BARDA representative(s) to be present during the final debrief by the regulatory inspector.

•	Contractor shall notify CO and COR within 10 business days of a scheduled FDA audit or within 24 hours of an ad hoc site visit/audit if the FDA does not provide advanced notice.

•	Contractor shall provide copies of any FDA audit report received from subcontractors that occur as a result of this contract or for this product within 5 business days of receiving correspondence from the FDA, Subcontractor, or third party.

•	Within 10 business days of audit report, Contractor shall provide CO with a plan for addressing areas of nonconformance, if any are identified.

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iv.	Manufacturing Campaign Reports

Contractor shall provide Manufacturing Campaign Reports to BARDA for review and comment prior to submission to FDA.

The COR and CO reserve the right to request within the Period of Performance (PoP) a non-proprietary Manufacturing Campaign Report for distribution within the USG.

•	Contractor will submit Manufacturing Campaign Reports at least 15 business days prior to FDA submission.

•	If corrective action is recommended, Contractor must address, in writing, all concerns raised by BARDA.

•	Contractor shall revise the reports to address BARDA’s concerns and/or recommendations prior to FDA submission.

•	Final FDA submission shall be submitted to BARDA concurrently or no later than 1 business day after submission to the FDA.

v.	Other FDA Correspondence

The Contractor shall memorialize any correspondence between Contractor and FDA and submit to BARDA. All documents shall be duly marked as either “Draft” or “Final.” Contractor shall provide written summary of any FDA correspondence within 5 business days of correspondence.

C.	Earned Value Management (EVM) Deliverables

i.	Earned Value Management (EVM) / Contract Performance Report (CPR)

Contractor will provide a monthly CPR at an agreed upon reporting level using WBS and Variance Analysis report formats agreed upon by BARDA.

The supplemental monthly Control Account Plan (CAP) report shall contain, at the work package level, time phased budget (budgeted cost of work scheduled), earned value (budgeted cost of work performed), and actual costs of work performed as captured in Contractor’s EVM systems. The Contractor shall provide a rationale in the package of its use of % complete as EVMS methodology, or identity if any other EVMS methodology is being used.

•	Contractor shall provide EVM/CPR as part of the Monthly Progress Report (this requirement begins only as set forth in the Contract Milestones & Related Deliverables table, see CDRL #4)

•	Contractor shall provide top level or key changes in baseline cost as a result of anticipated cost savings or risks

•	BARDA may request, on a monthly or ad hoc basis that the Contractor provide raw data at a reporting level or lower level as BARDA deems necessary.

•	Contractor must address, in writing, all concerns raised by BARDA.

•	Reporting will commence after the EVM system has been implemented but no later than 90 days after start of base period and each exercised option period.

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ii.	Integrated Master Plan (IMP)

The Contractor shall provide an IMP including WBS, critical path milestones, and Earned Value Management Plan

•	Contractor shall provide the draft IMP within 90 days of contract award with final due 8 months after award and updated monthly as part of the Monthly Progress Report

•	Contractor must address, in writing, all concerns raised by BARDA

iii.	Performance Measurement Baseline Review (PMBR)

PMBR Report shall address each of the items listed below and be cross- referenced to the IMP, WBS, SOW, and Risk Management Plan.

1.	Contractor provides baseline proposal

2.	Responsibility Assignment Matrix

3.	A description of the work scope through control account Work Authorization Documents and/or WBS Dictionary down to the agreed upon control account level.

4.	Template for work packages

5.	Integrated Master Schedule (IMS) with the inclusion of agreed major milestones and control account plans for all control accounts

6.	Baseline revision documentation and program log(s) risk management plan

•	PMBR is due within 90 days of contract award

•	Contractor shall provide baseline proposal .ppt briefing 10 business days prior to meeting

•	Contractor provides agenda to COR 2 business days in advance of meeting

•	COR approves (with CO concurrence) and distributes agenda

•	COR approves (with CO concurrence) all meeting material

•	Contactor provides minutes with 3 business days of the meeting

•	COR reviews and approves (with CO concurrence) minutes

•	BARDA will review documentation and provide written comments and questions to Contractor

•	Contractor shall address BARDA’s comments and resubmit PMBR report for BARDA approval within 10 business days.

iv.	Risk Management Plan

The Contractor shall provide a Risk Management Plan that outlines the impacts of each risk in relation to the cost, schedule, and performance objectives. The plan shall include risk mitigation strategies. Each risk mitigation strategy will capture how the corrective action will reduce impacts on cost, schedule and performance.

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•	Due within 90 days of contract award

•	Contractor provides updated Risk Management Plan in Monthly Progress Report

•	BARDA shall provide Contractor with a written list of concerns in response plan submitted Contractor must address, in writing, all concerns raised by BARDA within 20 business days of Contractor’s receipt of BARDA’s concerns.

v.	Requirement for Notification of Deviation and Mitigation Strategy

Process for changing IMS activities associated with cost and schedule as baselined at the PMBR. Contractor shall notify BARDA of significant changes the IMS defined as increases in cost above 5% or schedule slippage of more than 30 days, which would require an extension to the period of performance. Contractor shall provide a high level management strategy for risk mitigation. Notice due as needed.

ARTICLE F.3. ELECTRONIC SUBMISSION

For electronic delivery, the Contractor shall upload documents to the appropriate folder on https://eroom.bardatools.hhs.gov/eRoom (“eRoom”) whichis the designated USG file sharing system. The USG shall provide two contractor representatives authorized log in access to the file share program. Each representative must complete a mandatory training provided by the USG prior to gaining user access. A notification email should be sent to the CO and COR upon electronic delivery of any documents.

ARTICLE F.4. SUBJECT INVENTION REPORTING REQUIREMENT

All reports and documentation required by FAR Clause 52.227-11, Patent Rights-Ownership by the Contractor, including, but not limited to, the invention disclosure report, the confirmatory license, and the government support certification, one copy of an annual utilization report, and a copy of the final invention statement, shall be submitted to the Contracting Officer. A final invention statement (see FAR 27.303 (b)(2)(ii)) shall be submitted to the Contracting Officer on the expiration date of the contract.

Reports and documentation submitted to the Contracting Officer shall be sent to the address set forth in SECTION G – CONTRACT ADMINISTRATION DATA.

If no invention is disclosed or no activity has occurred on a previously disclosed invention during the applicable reporting period, a negative report shall be submitted to the Contracting Officer at the address listed above.

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SECTION G - CONTRACT ADMINISTRATION DATA

ARTICLE G.1. CONTRACTING OFFICER

The following Contracting Officers (CO) will represent the USG for the purpose of this contract:

Francine L. Hemphill

Contracting Officer

DHHS/OS/ASPR/AMCG

330 Independence Avenue, S.W. Room G640 Washington, D.C. 20201

(202) 205-9271

francine.hemphill@hhs.gov

George Keane

Contracting Officer

DHHS/OS/ASPR/AMCG

330 Independence Avenue, S.W. Room G640 Washington, D.C. 20201

(202) 260-5169

george.keane@hhs.gov

1)	The Contracting Officer is the only individual who can legally commit the Government to the expenditure of public funds. No person other than the Contracting Officer can make any changes to the terms, conditions, general provisions, or other stipulations of this contract.

2)	The Contracting Officer is the only person with the authority to act as agent of the Government under this contract. Only the Contracting Officer has authority to (1) direct or negotiate any changes in the statement of work; (2) modify or extend the period of performance; (3) change the delivery schedule; (4) authorize reimburse to the Contractor of any costs incurred during the performance of this contract; (5) otherwise change any terms and conditions of this contract.

3)	No information other than that which may be contained in an authorized modification to this contract, duly issued by the Contracting Officer, which may be received from any person employed by the US Government, other otherwise, shall be considered grounds for deviation from any stipulation of this contract.

4)	The Government may unilaterally change its CO designation, after which it will notify Contractor in writing of such change.

ARTICLE G.2. CONTRACTING OFFICER’S REPRESENTATIVE (COR)

The following Contracting Officer’s Representative (COR) will represent the Government for the purpose of this contract:

Adam Clark

Contracting Officer’s Representative (COR)

Biomedical Advanced Research and Development Authority (BARDA)

Office of the Assistant Secretary for Preparedness and Response

Department of Health and Human Services

Mailing Address:

330 Independence Avenue, S.W.

Room G644

Washington, D.C. 20201

202-692-4619 (Office)

Email: adam.clark@hhs.gov

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Alternate COR:

Eric Espeland, PhD

Branch Chief – CBRN Vaccines

Division of CBRN Countermeasures

Biomedical Advanced Research & Development Authority (BARDA) Office of Secretary for Preparedness & Response (ASPR) Department of Health and Human Services

Mailing Address:

330 Independence Avenue, S.W.

Room G644

Washington, D.C. 20201

202-205-3633 (Office)

Email: eric.espeland@hhs.gov

The COR is responsible for:

1)	Monitoring the Contractor’s technical progress, including the surveillance and assessment of performance and recommending to the Contracting Officer changes in requirements;

2)	Assisting the Contracting Officer in interpreting the statement of work and any other technical performance requirements;

3)	Performing technical evaluation as required;

4)	Performing technical inspections and acceptances required by this contract; and

5)	Assisting in the resolution of technical problems encountered during performance. The Government may unilaterally change its COR designation, after which it will notify Contractor in writing of such change.

ARTICLE G.3. KEY PERSONNEL

Pursuant to the Key Personnel clause incorporated in Section I of this contract, the following individuals are considered to be essential to the work being performed hereunder:

#	NAME	ORGANIZATION	TITLE
1	[***]	Altimmune, Inc.	[***]
2	[***]	Altimmune, Inc.	[***]
3	[***]	Altimmune, Inc	[***]

The key personnel specified in this contract are considered to be essential to work performance. At least thirty (30) business days prior to diverting any of the specified individuals to other programs or contracts, including, where practicable, an instance when an individual must be replaced as a result of leaving the employ of the Contractor, the Contractor shall notify the Contracting Officer and shall submit comprehensive justification for the diversion or replacement request (including proposed substitutions for key personnel) to permit evaluation by the Government of the impact on performance under this contract. The Contractor shall not divert or otherwise replace any key personnel without the written consent of the Contracting Officer.

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ARTICLE G.4. CONTRACT FINANCIAL REPORT

a.	Financial reports on the attached Financial Report of Individual Project/Contract shall be submitted by the Contractor to the CO with a copy to the COR in accordance with the instructions for completing this form, which accompany the form, in an original and one electronic copy, not later than the 30th business day after the close of the reporting period. The line entries for subdivisions of work and elements of cost (expenditure categories), which shall be reported within the total contract, are discussed in paragraph e., below. Subsequent changes and/or additions in the line entries shall be made in writing.

b.	Unless otherwise stated in the instructions for completing this form, all columns A through J, shall be completed for each report submitted.

c.	The first financial report shall cover the period consisting of the first full three calendar months following the date of the contract, in addition to any fractional part of the initial month. Thereafter, reports will be on a quarterly basis.

d.	The Contracting Officer may require the Contractor to submit detailed support for costs contained in one or more interim financial reports. This clause does not supersede the record retention requirements in FAR Part 4.7.

e.	The listing of expenditure categories to be reported is incorporated as a part of this contract and can be found under SECTION J Attachment 3 entitled, “Financial Report of Individual Project/Contract,”.

f.	The USG may unilaterally revise the “Financial Report of Individual Project/Contract” to reflect the allotment of additional funds.

ARTICLE G.5. INVOICE/FINANCING REQUEST AND CONTRACT FINANCIAL REPORTING

Include Program Support Center (PSC) in Receipt of Invoices:

Documents shall be delivered electronically to the Contracting Officer (CO), the Contracting Specialist (CS), the Contracting Officer’s Representative (COR) and PSC. Unless otherwise specified by the Contracting Officer all deliverables and reports furnished to the Government under the resultant contract (including invoices) shall be addressed as follows:

Francine L. Hemphill Contracting Officer HHS/ASPR/AMCG 330 Independence Ave., S.W., Room G640 Washington, DC 20201 Email: francine.hemphill@hhs.gov	George Keane Contracting Officer HHS/ASPR/AMCG 330 Independence Ave., S.W., Room G640 Washington, DC 20201 Email: george.keane@hhs .gov	Adam Clark Contracting Officer Representative HHS/ASPR/AMCG 330 Independence Ave., S.W., Room G640 Washington, DC 20201 Email: adam.clark@hhs.gov	PSC_Invoices@ psc.hhs.gov

a.	Contractor invoices/financial reports shall conform to the form, format, and content requirements of the instructions for Invoice/Financing requests and Contract Financial Reporting.

b.	Monthly invoices must include the cumulative total expenses to date, adjusted (as applicable) to show any amounts suspended by the USG.

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c.	The Contractor agrees to immediately notify the CO in writing if there is an anticipated overrun (any amount) or unexpended balance (greater than 10 percent) of the estimated costs for the base period or any option period(s) (See estimated costs under Articles B.2) and the reasons for the variance. These requirements are in addition to the specified requirements of FAR Clause 52.232-20, Limitation of Cost that is incorporated by reference under Article I.1 which states;

Limitation of Cost (Apr 1984)

(a) The parties estimate that performance of this contract, exclusive of any fee, will not cost the Government more than (1) the estimated cost specified in the Schedule or, (2) if this is a cost-sharing contract, the Government’s share of the estimated cost specified in the Schedule. The Contractor agrees to use its best efforts to perform the work specified in the Schedule and all obligations under this contract within the estimated cost, which, if this is a cost-sharing contract, includes both the Government’s and the Contractor’s share of the cost.

(b) The Contractor shall notify the Contracting Officer in writing whenever it has reason to believe that—

(1) The costs the Contractor expects to incur under this contract in the next 60 days, when added to all costs previously incurred, will exceed 75 percent of the estimated cost specified in the Schedule; or

(2) The total cost for the performance of this contract, exclusive of any fee, will be either greater or substantially less than had been previously estimated.

(c) As part of the notification, the Contractor shall provide the Contracting Officer a revised estimate of the total cost of performing this contract.

(d) Except as required by other provisions of this contract, specifically citing and stated to be an exception to this clause—

(1) The Government is not obligated to reimburse the Contractor for costs incurred in excess of (i) the estimated cost specified in the Schedule or, (ii) if this is a cost-sharing contract, the estimated cost to the Government specified in the Schedule; and

(2) The Contractor is not obligated to continue performance under this contract (including actions under the Termination clause of this contract) or otherwise incur costs in excess of the estimated cost specified in the Schedule, until the Contracting Officer (i) notifies the Contractor in writing that the estimated cost has been increased and (ii) provides a revised estimated total cost of performing this contract. If this is a cost-sharing contract, the increase shall be allocated in accordance with the formula specified in the Schedule.

(e) No notice, communication, or representation in any form other than that specified in paragraph (d)(2) of this clause, or from any person other than the Contracting Officer, shall affect this contract’s estimated cost to the Government. In the absence of the specified notice, the Government is not obligated to reimburse the Contractor for any costs in excess of the estimated cost or, if this is a cost-sharing contract, for any costs in

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excess of the estimated cost to the Government specified in the Schedule, whether those excess costs were incurred during the course of the contract or as a result of termination.

(f) If the estimated cost specified in the Schedule is increased, any costs the Contractor incurs before the increase that are in excess of the previously estimated cost shall be allowable to the same extent as if incurred afterward, unless the Contracting Officer issues a termination or other notice directing that the increase is solely to cover termination or other specified expenses.

(g) Change orders shall not be considered an authorization to exceed the estimated cost to the Government specified in the Schedule, unless they contain a statement increasing the estimated cost.

(h) If this contract is terminated or the estimated cost is not increased, the Government and the Contractor shall negotiate an equitable distribution of all property produced or purchased under the contract, based upon the share of costs incurred by each.

d.	The Contractor shall submit an electronic copy of the payment request to the approving official instead of a paper copy. The payment request shall be transmitted as an attachment via e-mail to the address listed above in one of the following formats: MSWord, MS Excel, or Adobe Portable Document Format (PDF). Only one payment request shall be submitted per e-mail and the subject line of the e-mail shall include the Contractor’s name, contract number, and unique invoice number.

e.	An electronic copy of the payment request shall be uploaded into the designated eRoom (as defined in SECTION F.3 ELECTRONIC SUBMISSION) and an e-mail notification of the upload will be provided to the CO and COR.

f.	All invoice submissions shall be in accordance withFAR Clause 52.232-25, Prompt Payment (Oct 2008).

g.	Invoices - Cost and Personnel Reporting, and Variances from the Negotiated Budget.

The Contractor agrees to provide a detailed breakdown on invoices of the following cost categories:

a.	Direct Labor - List individuals by name, title/position, hourly/annual rate, level of effort (actual hours or % of effort), and amount claimed.

b.	Fringe Benefits - Cite rate and amount c. Overhead - Cite rate and amount

d.	Materials & Supplies - Include detailed breakdown when total amount is over $1,500.

e.	Travel - Identify travelers, dates, destination, purpose of trip, and total breaking out amounts for transportation (plane, car etc), lodging, M&IE. Cite COA, if appropriate. List separately, domestic travel, general scientific meeting travel, and foreign travel.

f.	Consultant Fees - Identify individuals, amounts and activities. Cite appropriate COA

g.	Subcontracts - Attach subcontractor invoice(s). Cite appropriate COA

h.	Equipment - Cite authorization and amount. Cite appropriate COA

i.	Other Direct Costs - Include detailed breakdown when total amount is over $1,500.

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j.	G&A - Cite rate and amount. k. Total Cost

l.	Fee

m.	Total Cost Plus Fixed Fee

Biweekly invoices must include the cumulative total expenses to date, adjusted (as applicable) to show any amounts suspended by the USG. Nothing in this section discharges the contractor’s responsibility to comply with any applicable FAR Parts 30 or 31 clauses’ relating tocost reimbursement subcontracts. In order to verify allowability, further breakdown of costs may be requested at the USG’s discretion. The Contractor shall subcontract with Firm Fixed Price Contracts to the maximum extent practicable.

Additional instructions and an invoice template are provided in Attachment 2, Invoice/Financing Request Instructions and Contract Financial Reporting Instructions for Cost-Reimbursement Type Contracts. All invoices must be signed by a representative of the contractor authorized to certify listed charges are accurate and comply with government regulations. Invoices should be submitted electronically (in accordance with ARTICLE F.3., (ELECTRONIC SUBMISSION) Only with signature.

If applicable, the Contractor shall convert any foreign currency amount(s) in the biweekly invoice to U.S. dollars each month, on the 1st and 15th of the month, using the foreign exchange rate index published on www.federalreserve.gov. Payment of invoices is subject to the U.S. dollar limits within the Total Estimated Cost, the Total Fixed Fee and the Total Estimated Cost Plus Fixed Fee of each active CLIN(s) in Section B under the contract.

ARTICLE G.6. REIMBURSEMENT OF COST

1)	The Government shall reimburse the Contractor the cost determined by the Contracting Officer to be allowable (hereinafter referred to as allowable cost) in accordance with FAR Clause 52.216-7, Allowable Cost and Payment incorporated by reference in Section I, Contract Clauses, of this contract, and FAR Subpart 31.2. Examples of allowable costs include, but are not limited to, the following:

a)	All direct materials and supplies that are used in performing the work provided for under the contract, including those purchased for subcontracts and purchase orders.

b)	All direct labor, including supervisory, that is properly chargeable directly to the contract, plus fringe benefits.

c)	All other items of cost budgeted for and accepted in the negotiation of this basic contract or modifications thereto.

d)	Travel costs including per diem or actual subsistence for personnel while in an actual travel status in direct performance of the work and services required under this contract subject to the following:

(i)	Air travel shall be by the most direct route using “air coach” or “air tourist” (less than first class) unless it is clearly unreasonable or impractical (e.g., not available for reasons other than avoidable delay in making reservations, would require circuitous routing or entail additional expense offsetting the savings on fare, or would not make necessary connections).

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(ii)	Rail travel shall be by the most direct route, first class with lower berth or nearest equivalent.

(iii)	Costs incurred for lodging, meals, and incidental expenses shall be considered reasonable and allowable to the extent that they do not exceed on a daily basis the per diem rates set forth in the Federal Travel Regulation (FTR).

(iv)	Travel via privately owned automobile shall be reimbursed at not more than the current General Services Administration (GSA) FTR established mileage rate.

ARTICLE G.7. INDIRECT COST RATE

The billing rate for the option period will be based on the incurred cost submission for the previous calendar year, subject to Government audit adjustments. Final rate proposals must be sent to the Contracting Officer, within 6 months subsequent to the fiscal year end. (See also FAR Clause 52.216-7 incorporated herein).

In no event shall the final amount reimburseable for Fringe Benefits exceed a ceiling of [***]% ot total salaries and wages. In no event shall the final amount reimbursable for Indirect Costs exceed a ceiling of [***]% of all allowable direct costs and fringe benefits. These indirect cost ceilings will be reevaluated by the Contracting Officer at the conculsion of the base period in the event of a successful In-Process Review that will lead to the exercise of one or more option performance segments.

The billing rate for the option periods will be based on the incurred cost submission for the previous calendar year, subject to Government audit adjustments. Final rate proposals must be sent to the Contracting Officer, within 6 months subsequent to the fiscal year end. (See also FAR Clause 52.216-7 incorporated herein).

The Government is not obligated to pay any additional amount should the final indirect cost rate exceed these negotiated ceiling rates. In the event the final indirect cost rates are less than these negotiated ceiling rates, the Government’s obligation shall be reduced to conform to the lower rate.

Any costs over and above this cost ceiling shall not be reimbursed under this contract or any other Government contract, grant or cooperative agreement.

The Contractor shall complete all work in accordance with the Statement of Work, terms and conditions of this contract.

ARTICLE G.8. POST AWARD EVALUATION OF CONTRACTOR PERFORMANCE

1.	Contractor Performance Evaluations

Interim and final evaluations of Contractor performance will be prepared on this contract in accordance with FAR Subpart 42.15. The final performance evaluation will be prepared at the time of completion of work. In addition to the final evaluation, an interim evaluation shall be submitted annually.

Interim and final evaluations will be provided to the Contractor as soon as practicable after completion of the evaluation. The Contractor will be permitted thirty days to review the document and to submit additional information or a rebutting statement. If agreement cannot be reached between the parties, the matter will be referred to an individual one level above the Contracting Officer whose decision will be final.

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Copies of the evaluations, Contractor responses, and review comments, if any, will be retained as part of the contract file, and may be used to support future award decisions.

2.	Electronic Access to Contractor Performance Evaluations

Contractors that have Internet capability may access evaluations through a secure Web site for review and comment by completing the registration form that can be obtained at the following address:

http://www.cpars.csd.disa.mil/cparsmain.htm

The registration process requires the Contractor to identify an individual that will serve as a primary contact and who will be authorized access to the evaluation for review and comment. In addition, the Contractor will be required to identify an alternate contact that will be responsible for notifying the cognizant contracting official in the event the primary contact is unavailable to process the evaluation within the required 30-day time frame.

ARTICLE G.9. CONTRACT COMMUNICATIONS/CORRESPONDENCE (JULY 1999)

The Contractor shall identify all correspondence, reports, and other data pertinent to this contract by imprinting the contract number from Page 1 of the contract.

ARTICLE G.10. GOVERNMENT PROPERTY

1. In addition to the requirements of the clause, GOVERNMENT PROPERTY, incorporated in SECTION I of this contract, the Contractor shall comply with the provisions of HHS Publication, “HHS Contracting Guide for Control of Government Property,” which is incorporated into this contract by reference. This document can be accessed at:

http://www.hhs.gov/about/hhs-manuals/index.html (HHS Logistics Management Manual)

Among other issues, this publication provides a summary of the Contractor’s responsibilities regarding purchasing authorizations and inventory and reporting requirements under the contract.

2. Notwithstanding the provisions outlined in the HHS Publication, “HHS Contracting Guide for Control of Government Property,” which is incorporated in this contract in paragraph 1. above, the Contractor shall use the form entitled, “Report of Government Owned, Contractor Held Property” for submitting summary reports required under this contract, as directed by the Contracting Officer or his/her designee. This form attached as Attachment 7 to this contract (SECTION J- LIST OF ATTACHMENTS).

3. Title will vest in the Government for equipment purchased as a direct cost.

ARTICLE G.11. EXERCISE OF OPTIONS

Unless the Government exercises its option pursuant to the Option Clause set forth in Section I, Article I.2, the contract will consist only of CLIN 0001 of the Statement of Work, Deliverables and Requirements as defined in Sections C, F and J of the contract. Pursuant

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to FAR Clause 52.217-9 (Option to Extend the Term of the Contract) set forth in Section I of this contract, under Article I.2, the Government may, by unilateral contract modification, require the Contractor to perform the additional CLINs listed in Section B, Article B.3., and as also defined in Sections C, F and J of this contract. If the Government exercises an option, written notice must be given to the Contractor within 30 days after the Government has completed its analysis of the deliverables associated with the applicable in-process programmatic review; and the Government must give the Contractor a preliminary written notice of its intent to exercise the option at least 30 days before the contract expires. The amount of the contract may then be increased as set forth in Section B, Article B.3 provided that Government and Contractor funds are available.

SECTION H - SPECIAL CONTRACT REQUIREMENTS

The Contractor, depending upon the nature of the work, is responsible for following the provisions below in conducting its own work under this contract. The Contractor also is responsible for incorporating these provisions into any subcontract awarded, if applicable to the specific nature of the work in the subcontract. Accordingly, those provisions shall be flowed-down as applicable.

ARTICLE H.1 CLINICAL AND NON-CLINICAL TERMS OF AWARD

BARDA has a responsibility to obtain documentation concerning mechanisms and procedures that are in place to protect the safety of participants and animals in BARDA funded clinical trials and non-clinical studies. Therefore, the Contractor shall develop a protocol for each clinical trial and non-clinical study funded under this contract and submit all such protocols and protocol amendments to the Contracting Officer’s Representative (COR) for evaluation and comment. Approval by the COR is required before work under a protocol may begin. The COR comments will be forwarded to the Contractor within eight (8) business days. The Contractor must address, in writing, all concerns (e.g. study design, safety, regulatory, ethical, and conflict of interest) noted by the COR.

If the draft protocols are to be submitted to the FDA, BARDA review shall occur before submission, pursuant to the terms set forth by ARTICLE F.2 of this contract. The Contractor shall consider revising their protocols to address BARDA’s concerns and recommendations prior to FDA submission. The Contractor must provide BARDA with a copy of FDA submissions, within the time frame set forth by ARTICLE F.2 of this contract.

Execution of clinical and non-clinical studies requires written authorization from the Government. The USG will provide written authorization to the Contractor upon either 1) receiving documentation in which all COR comments have been satisfactorily addressed; or 2) receiving documentation that the FDA has reviewed and commented on the protocol.

The Government shall have rights to all protocols, data resulting from execution of these protocols, and final reports funded by BARDA under this contract, as set forth in the FAR clauses referenced in PART II of this contract. The Government reserves the right to request that the Contractor provide any contract deliverable in a non-proprietary form to ensure the Government has the ability to review and distribute the deliverables as the Government deems necessary.

Important information regarding performing human subject research is available at

http://www3.niaid.nih.gov/healthscienc e/clinicalstudies/

Any updates to technical reports are to be addressed in the Monthly and Annual Progress Reports. The Contractor shall advise the Contracting Officer’s Representative or designee in writing and via electronic communication in a timely manner of any issues potentially affecting contract performance.

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1.	Non-Clinical Terms of Award

These Non-Clinical Terms of Award detail an agreement between the Biomedical Advanced Research and Development Authority (BARDA) and the Contractor; they apply to all grants and contracts that involve non-clinical research.

a.	Safety and Monitoring Issues

i.	PHS Policy on Humane Care and use of Laboratory Animals

Before award and then with the annual progress report, the Contractor must submit to BARDA a copy of the current Institutional Animal Care and Use Committees (IACUC) documentation of continuing review and approval and the Office of Laboratory Animal Welfare (OLAW) federal wide assurance number for the institution or site.

If other institutions are involved in the research (e.g., a multicenter trial or study), each institution’s IACUC must review and approve the protocol. They must also provide BARDA initial and annual documentation of continuing review and approval and federal wide assurance number.

The Contractor must ensure that the application, as well as all protocols, are reviewed by the performing institution’s IACUC.

To help ensure the safety of animals used in BARDA-funded studies, the Contractor must provide BARDA copies of documents related to all major changes in the status of ongoing protocols, including the following:

•	All amendments or changes to the protocol, identified by protocol version number, date, or both and date it is valid.

•	All material changes in IACUC policies and procedures, identified by version number, date, and all required signatories (if applicable).

•	Termination or temporary suspension of the study(ies) for regulatory issues.

•	Termination or temporary suspension of the protocol.

•	Any change that is made in the specific IACUC approval for the indicated study(ies).

•	Any other problems or issues that could affect the scientific integrity of the study(ies), i.e., fraud, misrepresentation, misappropriation of funds, etc.

Contractor must notify BARDA of any of the above changes within five (5) working days from the time the Contractor becomes aware of such changes by email or fax, followed by a letter signed by the institutional business official, detailing notification of the change of status to the local IACUC and a copy of any responses from the IACUC.

If a non-clinical protocol has been reviewed by an institutional biosafety committee (IBC) or the NIH Recombinant DNA Advisory Committee (RAC), the Contractor must provide information about the initial and ongoing review and approval, if any. See the NIH Guidelines for Research Involving Recombinant DNA Molecules.

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ii.	Non-Clinical Data and Safety Monitoring Requirements

BARDA strongly recommends continued safety monitoring for all non-clinical studies of investigational drugs, devices, or biologics. FDA expects non-clinical studies to include safety in addition to efficacy. The Contractor should consider evaluation of clinical relevant safety markers in the pivotal and non-pivotal, non-clinical studies. In preparation for clinical trials of licensed or not yet licensed products, it is imperative that BARDA-sponsored studies of any type measure the risk and safety parameters that are elicited and provide a safety profile from the studies for future human risk assessment.

A risk is minimal where the probability and magnitude of harm or discomfort anticipated in the proposed research are not greater than those ordinarily encountered in daily life or during the performance of routine physical or psychological examinations or tests. For example, the risk of drawing a small amount of blood from a healthy subject for research purposes is no greater than the risk of doing so as part of a routine physical examination (45 CFR 46.102(i)).

BARDA will work with the Contractor on decisions regarding the type and extent of safety data accrual to be employed before the start of efficacy or safety studies.

The Contractor shall inform BARDA of any upcoming site visits and/or audits of CRO facilities funded under this effort. BARDA reserves the right to accompany the Contractor on site visits and/or audits of CRO’s as BARDA deems necessary.

b.	BARDA Review Process before Non-Clinical study Execution Begins

BARDA is under the same policy-driven assurances as NIH in that it has a responsibility to ensure that mechanisms and procedures are in place to protect the safety and welfare of animals used in BARDA-funded non-clinical trials. Therefore, before study execution, the Contractor must provide the following (as applicable) for review and comment by BARDA:

•	IACUC approved (signed) non-clinical research protocol identified by version number, date, or both, including details of study design, euthanasia criteria, proposed interventions, and exclusion criteria.

•	For non-pivotal mouse studies, the Contractor will provide an annual animal care and use protocol.

•	Documentation of IACUC approval, including OLAW federal wide number, IACUC registration number, and IACUC name.

•	Contractor should reduce the number of animals required for a study using power of statistics.

•	Plans for the management of side effects, rules for interventions and euthanasia criteria.

•	Procedures for assessing and collecting safety data were appropriate.

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•	If a study is contracted through Contract Research Organizations (CROs), work orders and service agreements the Contractor shall assure an integrated safety documentation plan is in place for the study site, pharmacy service records on the dosing material to be used and excipients, and laboratory services (including histopathology).

•	Documentation that the Contractor and all required staff responsible for the conduct of the research have received training in the protection and handling of animals, or that the CRO has the required documentation.

•	Purchasing of animals and/or other supplies for non-clinical studies funded in part or in whole by BARDA requires written approval by the Contracting Officer in accordance with the contract. The Contractor must have the ability to return/re-sell animals, at purchase price, to distributor or a third part, in the event that the Contracting Officer Authorization is not granted.

•	Provide justification for whether studies require good laboratory practice (GLP) conditions.

•	Provide justification for whether studies will be classified as non-pivotal or pivotal studies.

Documentation of each of the above items shall be submitted to BARDA for evaluation and comment in conjunction with the protocol. Execution of non-clinical studies requires written authorization from the Contracting Officer in accordance with this section of the contract.

c.	References

Public Health Service Policy on Humane Care and Use of Laboratory Animals:

http://grants.nih.gov/grants/olaw/InvestigatorsNeed2Know.pdf

USDA Animal Welfare Act:

https://www.nal.usda.gov/awic/animal-welfare-act

2.	Clinical Terms of Award

These Clinical Terms of Award detail an agreement between the Government and the Contractor; they apply to all grants and contracts that involve clinical research.

Draft protocols for each clinical study will be submitted to BARDA for evaluation and comment. BARDA comments will be addressed and/or incorporated into the draft protocol prior to submission to the FDA for comment, if required.

BARDA shall have unlimited rights to all protocols, data generated from the execution of these protocols, and final reports, funded by BARDA under this contract, as defined in Rights in Data Clause in FAR 52.227-14. BARDA reserves the right to request that the Contractor provide any contract deliverable in a without any restrictive legends to ensure BARDA has the ability to review and distribute the deliverables, as BARDA deems necessary.

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a.	Safety and Monitoring Issues

i.	Institutional Review Board or Independent Ethics Committee Approval

Before award and then with the annual progress report, the Contractor must submit to BARDA a copy of the current IRB-or IEC-approved informed consent document, documentation of continuing review and approval and the OHRP federal wide assurance number for the institution or site.

If other institutions are involved in the research (e.g., a multicenter clinical trial or study), each institution’s IRB or IEC must review and approve the protocol. They must also provide BARDA initial and annual documentation of continuing review and approval, including the current approved informed consent document and federal wide number.

The Contractor must ensure that the application as well as all protocols are reviewed by their IRB or IEC.

To help ensure the safety of participants enrolled in BARDA-funded studies, the Contractor must provide BARDA copies of documents related to all major changes in the status of ongoing protocols, including the following:

•	All amendments or changes to the protocol, identified by protocol version number, date, or both and dates it is valid.

•	All changes in informed consent documents, identified by version number, dates, or both and dates it is valid.

•	Termination or temporary suspension of patient accrual.

•	Termination or temporary suspension of the protocol.

•	Any change in IRB approval.

•	Any other problems or issues that could affect the participants in the studies.

The Contractor must notify BARDA through the COR and CO of any of the above changes within five (5) working days by email or fax, followed by a letter signed by the institutional business official, detailing notification of the change of status to the local IRB and a copy of any responses from the IRB or IEC.

If a clinical protocol has been reviewed by an institutional biosafety committee (IBC) or the NIH Recombinant DNA Advisory Committee (RAC), the Contractor must provide information about the initial and ongoing review and approval, if any. See the NIH Guidelines for Research Involving Recombinant DNA Molecules.

ii.	Data and Safety Monitoring Requirements

BARDA strongly recommends independent safety monitoring for clinical trials of investigational drugs, devices, or biologics; clinical trial of licensed products; and clinical research of any type involving more than minimal risk to volunteers. Independent monitoring can take a variety of forms. Phase III clinical trials must be reviewed by an independent data and safety monitoring board (DSMB); other trials may require DSMB oversight as well. The Contractor shall inform BARDA of any upcoming site visits and/or audits of CRO facilities funded under this effort. BARDA reserves the right to accompany the Contractor on site visits and/or audits of CROs as BARDA deems necessary.

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A risk is minimal where the probability and magnitude of harm or discomfort anticipated in the proposed research and not greater than those ordinarily encountered in daily life or during the performance of routine physical or psychological examinations or tests. For examples, the risk of drawing a small amount of blood from a healthy individual for research purposes is no greater than the risk of doing so as part of a routine physical examination (45 CFR 46.102I).

Final decisions regarding the type of monitoring to be used must be made jointly by BARDA and the Contractor before enrollment starts. Discussions with the responsible BARDA Project Officer regarding appropriate safety monitoring and approval of the final monitoring plan by BARDA must occur before patient enrollment begins and may include discussions about the appointment of one of the following.

•	Independent Safety Monitor – a physician or other appropriate expert who is independent of the study and available in real time to review and recommend appropriate action regarding adverse events and other safety issues.

•	Independent Monitoring Committee (IMC) or Safety Monitoring Committee (SMC) – a small group of independent investigators and biostatisticians who review data from a particular study.

•	Data and Safety Monitoring Board – an independent committee charged with reviewing safety and trial progress and providing advice with respect to study continuation, modification, and termination. The Contractor may be required to use an established BARDA DSMB or to organize an independent DSMB. All phase III clinical trials must be reviewed by a DSMB; other trials may require DSMB oversight as well. Please refer to: NIAID Principles for Use of a Data and Safety Monitoring Board (DSMB) For Oversight of Clinical Trials Policy

When a monitor or monitoring board is organized, a description of it, its charter or operating procedures (including a proposed meeting schedule and plan for review of adverse events), and roster and curriculum vitae from all members must be submitted to and approved by BARDA before enrollment starts. The Contractor will also ensure that the monitors and board members report any conflicts of interest and the Contractor will maintain a record of this. The Contractor will share conflict of interest reports with BARDA.

Additionally, the Contractor must submit written summaries of all reviews conducted by the monitoring group to the BARDA within thirty (30) days of reviews or meetings.

iii.	BARDA Protocol Review Process Before Patient Enrollment Begins

BARDA has a responsibility to ensure that mechanisms and procedures are in place to protect the safety of participants in BARDA-supported clinical trials. Therefore, before patient accrual or participant enrollment, the Contractor must ensure the following (as applicable) are in place at each participating institution, prior to patient accrual or enrollment:

•	IRB- or IEC-approved clinical research protocol identified by version number, date, or both, including details of study design, proposed interventions, patient eligibility, and exclusion criteria.

•	Documentation of IRB or IEC approval, including OHRP federal wide number, IRB or IEC registration number, and IRB and IEC name.

•	IRB- or IEC- approved informed consent document, identified by version number, date, or both and dates it is valid.

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•	Plans for the management of side effects.

•	Procedures for assessing and reporting adverse events.

•	Plans for data and safety monitoring (see above) and monitoring of the clinical study site, pharmacy, and laboratory.

•	Documentation that the Contractor and all study staff responsible for the design or conduct of the research have received training in the protection of human subjects.

Documentation to demonstrate that each of the above items are in place shall be submitted to the BARDA) for evaluation and comment in conjunction with the protocol. Execution of clinical studies requires written authorization from BARDA in accordance with this section of this contract.

iv.	Investigational New drug or Investigational Device Exemption Requirements

Consistent with federal regulations, clinical research projects involving the use of investigational therapeutics, vaccines, or other medical interventions (including licensed products and devices for a purpose other than that for which they were licensed) in humans under a research protocol must be performed under a Food and Drug Administration (FDA) investigational new drug (IND) or investigational device exemption (IDE).

Exceptions must be granted in writing by FDA. If the proposed clinical trial will be performed under an IND or IDE, the Contractor must provide BARDA with the name and institution of the IND or IDE sponsor, the date the IND or IDE was filed with FDA, the FDA IND or IDE number, any written comments from FDA, and the written responses to those comments.

Unless FDA notifies Contractor otherwise, The Contractor must wait thirty (30) calendar days from FDA receipt of an initial IND or IDE application before initiating a clinical trial.

The Contractor must notify BARDA if the FDA places the study on clinical hold and provide BARDA any written comments from FDA, written responses to the comments, and documentation in writing that the hold has been lifted. The Contractor must not use grant or contract funds during a clinical hold to fund clinical studies that are on hold. The Contractor must not enter into any new financial obligations related to clinical activities for the clinical trial on clinical hold.

v.	Required Time-Sensitive Notification

Under an IND or IDE, the sponsor must provide FDA safety reports of serious adverse events. Under these Clinical Terms of Award, the Contractor must submit copies to the responsible Contracting Officer’s Representative (COR) as follows:

i.	Expedited safety report of unexpected or life-threatening experience or death:

A copy of any report of unexpected or life-threatening experience or death associated with the use of an IND drug, which must be reported to FDA by telephone or fax as soon as possible but no later than seven (7) days after the IND sponsor’s receipt of the information, must be submitted to the COR within 24 hours of FDA notification.

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ii.	Expedited safety reports of serious and unexpected adverse experiences:

A copy of any report of unexpected and serious adverse experience associated with use of an IND drug or any finding from tests in laboratory animals that suggests a significant risk for human subjects, which must be reported in writing to FDA as soon as possible but no later than 15 day after the IND sponsor’s receipt of the information, must be submitted to the COR within 24 hours of FDA notification.

iii.	IDE reports of unanticipated adverse device effect:

A copy of any reports of unanticipated adverse device effect submitted to FDA must be submitted to the COR within 24 hours of FDA notification.

iv.	Expedited safety reports:

Sent to the COR concurrently with the report to FDA.

v.	Other adverse events documented during the course of the trial should be included in the annual IND or IDE report and reported to BARDA annually.

In case of problems or issues, the Contracting Officer’s Representative will contact the Contractor within ten (10) working days by email or fax, followed within thirty (30) calendar days by an official letter to the Contractor’s Project Manager, with a copy to the institutions’ office of sponsored programs, listing issues and appropriate actions to be discussed.

vi.	Safety reporting for research not performed under an IND or IDE.

Final decisions regarding ongoing safety reporting requirements for research not performed under an IND or IDE must be made jointly by the Contracting Officer’s Representative and the Contractor.

ARTICLE H.2. PROTECTION OF HUMAN SUBJECTS, HHSAR 352.270-4(b) (December 2015)

(a) The Contractor agrees that the rights and welfare of human subjects involved in research under this contract shall be protected in accordance with 45 CFR part 46 and with the Contractor’s current Federal-wide Assurance (FWA) on file with the Office for Human Research Protections (OHRP), Department of Health and Human Services. The Contractor further agrees to provide certification at least annually that the Institutional Review Board has reviewed and approved the procedures, which involve human subjects in accordance with 45 CFR part 46 and the Assurance of Compliance.

(b) The Contractor shall bear full responsibility for the performance of all work and services involving the use of human subjects under this contract and shall ensure that work is conducted in a proper manner and as safely as is feasible. The parties hereto agree that the Contractor retains the right to control and direct the performance of all work under this contract. Nothing in this contract shall create an agency or employee relationship between the Government and the Contractor, or any subcontractor, agent or employee of the Contractor, or any other person, organization, institution, or group of any kind whatsoever. The Contractor agrees that it has entered into this contract and will discharge its obligations, duties, and undertakings and the work pursuant thereto, whether requiring professional judgment or otherwise, as an independent Contractor without creating liability on the part of the Government for the acts of the Contractor or its employees.

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(c) Contractors involving other agencies or institutions in activities considered to be engaged in research involving human subjects must ensure that such other agencies or institutions obtain their own FWA if they are routinely engaged in research involving human subjects or ensure that such agencies or institutions are covered by the Contractors’ FWA via designation as agents of the institution or via individual investigator agreements (see OHRP website at:http://www.hhs.gov/ohrp/policy/guidanceonalternativetofwa.pdf).

(d) If at any time during the performance of this contract the Contractor is not in compliance with any of the requirements and or standards stated in paragraphs (a) and (b) above, the Contracting Officer may immediately suspend, in whole or in part, work and further payments under this contract until the Contractor corrects the noncompliance. The Contracting Officer may communicate the notice of suspension by telephone with confirmation in writing. If the Contractor fails to complete corrective action within the period of time designated in the Contracting Officer’s written notice of suspension, the Contracting Officer may, after consultation with OHRP, terminate this contract in whole or in part.

ARTICLE H.3. HUMAN MATERIALS (ASSURANCE OF OHRP COMPLIANCE)

The acquisition and supply of all human specimen material (including fetal material) used under this contract shall be obtained by the Contractor in full compliance with applicable Federal, State and Local laws and the provisions of the Uniform Anatomical Gift Act in the United States, and no undue inducements, monetary or otherwise, will be offered to any person to influence their donation of human material.

The Contractor shall provide written documentation that all human materials obtained as a result of research involving human subjects conducted under this contract, by collaborating sites, or by subcontractors identified under this contract, were obtained with prior approval by the Office for Human Research Protections (OHRP) of an Assurance to comply with the requirements of 45 CFR 46 to protect human research subjects. This restriction applies to all collaborating sites without OHRP- approved Assurances, whether domestic or foreign, and compliance must be ensured by the Contractor.

Provision by the Contractor to the Contracting Officer of a properly completed “Protection of Human Subjects Assurance Identification/IRB Certification/Declaration of Exemption”, Form OMB No. 0990-0263(formerly Optional Form 310), certifying IRB review and approval of the protocol from which the human materials were obtained constitutes the written documentation required. The human subject certification can be met by submission of a self-designated form provided that it contains the information required by the “Protection of Human Subjects Assurance Identification/IRB Certification/Declaration of Exemption”, Form OMB No. 0990-0263 (formerly Optional Form 310).

ARTICLE H.5. CARE OF LIVE VERTEBRATE ANIMALS, HHSAR 352.270-5 (October 2009)

a.	Before undertaking performance of any contract involving animal-related activities where the species is regulated by USDA, the Contractor shall register with the Secretary of Agriculture of the United States in accordance with 7 U.S.C. 2136 and 9 CFR sections 2.25 through 2.28. The Contractor shall furnish evidence of the registration to the Contracting Officer.

b.	The Contractor shall acquire vertebrate animals used in research from a dealer licensed by the Secretary of Agriculture under 7 U.S.C. 2133 and 9 CFR Sections 2.1-2.11, or from a source that is exempt from licensing under those sections.

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c.	The Contractor agrees that the care, use and intended use of any live vertebrate animals in the performance of this contract shall conform with the Public Health Service (PHS) Policy on Humane Care of Use of Laboratory Animals (PHS Policy), the current Animal Welfare Assurance (Assurance), the Guide for the Care and Use of Laboratory Animals (National Academy Press, Washington, DC) and the pertinent laws and regulations of the United States Department of Agriculture (see 7 U.S.C. 2131 et seq. and 9 CFR Subchapter A, Parts 1-4). In case of conflict between standards, the more stringent standard shall govern.

d.	If at any time during performance of this contract, the Contracting Officer determines, in consultation with the Office of Laboratory Animal Welfare (OLAW), National Institutes of Health (NIH), that the Contractor is not in compliance with any of the requirements and standards stated in paragraphs (a) through (c) above, the Contracting Officer may immediately suspend, in whole or in part, work and further payments under this contract until the Contractor corrects the noncompliance. Notice of the suspension may be communicated by telephone and confirmed in writing. If the Contractor fails to complete corrective action within the period of time designated in the Contracting Officer’s written notice of suspension, the Contracting Officer may, in consultation with OLAW, NIH, terminate this contract in whole or in part, and the Contractor’s name may be removed from the list of those contractors with approved Assurances.

Note: The Contractor may request registration of its facility and a current listing of licensed dealers from the Regional Office of the Animal and Plant Health Inspection Service (APHIS), USDA, for the region in which its research facility is located. The location of the appropriate APHIS Regional Office, as well as information concerning this program may be obtained by contacting the Animal Care Staff, USDA/APHIS, 4700 River Road, Riverdale, Maryland 20737 (E-mail: ace@aphis.usda.gov; Web site: (http://www.aphis.usda.gov/animal_welfare).

ARTICLE H.6. ANIMAL WELFARE

All research involving live, vertebrate animals shall be conducted in accordance with the Public Health Service Policy on Humane Care and Use of Laboratory Animals. This policy may be accessed at: http://grants1.nih.gov/grants/olaw/references/phspol.htm

ARTICLE H.7. INFORMATION ON COMPLIANCE WITH ANIMAL CARE REQUIREMENTS

Registration with the U. S. Dept. of Agriculture (USDA) is required to use regulated species of animals for biomedical purposes. USDA is responsible for the enforcement of the Animal Welfare Act (7 U.S.C. 2131 et. seq.), http://www.nal.usda.gov/awic/legislat/awa.htm.

The Public Health Service (PHS) Policy is administered by the Office of Laboratory Animal Welfare (OLAW) http://grants2.nih.gov/grants/olaw/olaw.htm. An essential requirement of the PHS Policy http://grants2.nih.gov/grants/olaw/references/phspol.htm is that every institution using live vertebrate animals must obtain an approved assurance from OLAW before they can receive funding from any component of the U. S. Public Health Service.

The PHS Policy requires that Assured institutions base their programs of animal care and use on the Guide for the Care and Use of Laboratory Animals http://www.nap.edu/readingroom/books/labrats/ and that they comply with the regulations (9 CFR, Subchapter A)http://www.nal.usda.gov/awic/legislat/usdaleg1.htm issued by the U.S. Department of Agriculture (USDA) under the Animal Welfare Act. The Guide may differ from USDA regulations in some respects. Compliance with the USDA regulations is an absolute requirement of this Policy.

The Association for Assessment and Accreditation of Laboratory Animal Care International (AAALAC) http://www.aaalac.org is a professional organization that inspects and evaluates programs of animal care for institutions at their request. Those that meet the high standards are given the accredited status. As of the 2002 revision of the PHS Policy, the only accrediting body recognized by PHS is the AAALAC. While AAALAC Accreditation is not required to conduct

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biomedical research, it is highly desirable. AAALAC uses the Guide as their primary evaluation tool. They also use the Guide for the Care and Use of Agricultural Animals in Agricultural Research and Teaching. It is published by the Federated of Animal Science Societies http://www.fass.org.

ARTICLE H.8. REQUIREMENTS FOR ADEQUATE ASSURANCE OF PROTECTION OF VERTEBRATE ANIMAL SUBJECTS

The PHS Policy on Humane Care and Use of Laboratory Animals requires that applicant organizations proposing to use vertebrate animals file a written Animal Welfare Assurance with the Office for Laboratory Animal Welfare (OLAW), establishing appropriate policies and procedures to ensure the humane care and use of live vertebrate animals involved in research activities supported by the PHS. The PHS Policy stipulates that an applicant organization, whether domestic or foreign, bears responsibility for the humane care and use of animals in PHS-supported research activities. Also, the PHS policy defines “animal” as “any live, vertebrate animal used, or intended for use, in research, research training, experimentation, biological testing or for related purposes.” This Policy implements and supplements the U.S. Government Principles for the Utilization and Care of Vertebrate Animals Used in Testing, Research, and Training, and requires that institutions use the Guide for the Care and Use of Laboratory Animals as a basis for developing and implementing an institutional animal care and use program. This Policy does not affect applicable State or local laws or regulations that impose more stringent standards for the care and use of laboratory animals. All institutions are required to comply, as applicable, with the Animal Welfare Act as amended (7 USC 2131 et. seq.) and other Federal statutes and regulations relating to animals. These documents are available from the Office of Laboratory Animal Welfare, National Institutes of Health, Bethesda, MD 20892, (301) 496-7163. See http://grants.nih.gov/grants/OLAW/olaw.htm

No PHS supported work for research involving vertebrate animals will be conducted by an organization, unless that organization is operating in accordance with an approved Animal Welfare Assurance and provides verification that the Institutional Animal Care and Use Committee (IACUC) has reviewed and approved the proposed activity in accordance with the PHS policy. Applications may be referred by the PHS back to the institution for further review in the case of apparent or potential violations of the PHS Policy. No award to an individual will be made unless that individual is affiliated with an assured organization that accepts responsibility for compliance with the PHS Policy. Foreign applicant organizations applying for PHS awards for activities involving vertebrate animals are required to comply with PHS Policy or provide evidence that acceptable standards for the humane care and use of animals will be met. Foreign applicant organizations are not required to submit IACUC approval, but should provide information that is satisfactory to the USG to provide assurances for the humane care of such animals.

ARTICLE H.9. APPROVAL OF REQUIRED ASSURANCE BY OLAW

Under governing regulations, federal funds which are administered by the Department of Health and Human Services, Office of Biomedical Advanced Research and Development Authority (BARDA) shall not be expended by the Contractor for research involving live vertebrate animals, nor shall live vertebrate animals be involved in research activities by the Contractor under this award unless a satisfactory assurance of compliance with 7 U.S.C. 2316 and 9 CFR Sections 2.25-2.28 is submitted within 30 days of the date of this award and approved by the Office of Laboratory Animal Welfare (OLAW). Each performance site (if any) must also assure compliance with 7 U.S.C. 2316 and 9 CFR Sections 2.25-2.28 with the following restriction: Only activities which do not directly involve live vertebrate animals (i.e. are clearly severable and independent from those activities that do involve live vertebrate animals) may be conducted by the Contractor or individual performance sites pending OLAW approval of their respective assurance of compliance with 7 U.S.C. 2316 and 9 CFR Sections 2.25-2.28. Additional information regarding OLAW may be obtained via the Internet at

http://grants2.nih.gov/grants/olaw/references/phspol.htm

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ARTICLE H.10. REPORTING MATTERS INVOLVING FRAUD, WASTE AND ABUSE

Anyone who becomes aware of the existence or apparent existence of fraud, waste and abuse in BARDA funded programs should report such matters to the HHS Inspector General’s Office in writing or on the Inspector General’s Hotline. The toll free number is 1-800-HHS-TIPS (1-800-447-8477). All telephone calls will be handled confidentially. The e-mail address is Htips@os.dhhs.gov and the mailing address is:

Office of Inspector General

Department of Health and Human Services

TIPS HOTLINE

P.O. Box 23489 Washington, D.C. 20026

ARTICLE H.11. PROHIBITION ON CONTRACTOR INVOLVEMENT WITH TERRORIST ACTIVITIES

The Contractor acknowledges that U.S. Executive Orders and Laws, including but not limited to E.O.    13224 and P.L. 107-56, prohibit transactions with, and the provision of resources and support to, individuals and organizations associated with terrorism. It is the legal responsibility of the Contractor to ensure compliance with these Executive Orders and Laws. This clause must be included in all subcontracts issued under this contract.

ARTICLE H.12. IDENTIFICATION AND DISPOSITION OF DATA

The Contractor will be required to provide certain data generated under this contract to the Department of Health and Human Services (DHHS). DHHS reserves the right to review any other data determined by DHHS to be relevant to this contract. The Contractor shall keep copies of all data required by the Food and Drug Administration (FDA) relevant to this contract for the time specified by the FDA.

ARTICLE H.13. EXPORT CONTROL NOTIFICATION

Contractors are responsible for ensuring compliance with all export control laws and regulations that may be applicable to the export of and foreign access to their proposed technologies. Contractors may consult with the Department of State with any questions regarding the International Traffic in Arms Regulation (ITAR) (22 CRF Parts 120-130) and /or the Department of Commerce regarding the Export Administration Regulations (15 CRF Parts 730-774).

ARTICLE H.14. CONFLICT OF INTEREST

The Contractor represents and warrants that, to the best of the Contractor’s knowledge and belief, there are no relevant facts or circumstances which could give rise to an organizational conflict of interest, as defined in FAR 2.101 and Subpart 9.5, or that the Contractor has disclosed all such relevant information. Prior to commencement of any work, the Contractor agrees to notify the Contracting Officer promptly that, to the best of its knowledge and belief, no actual or potential conflict of interest exists or to identify to the Contracting Officer any actual or potential conflict of interest the firm may have. In emergency situations, however, work may begin but notification shall be made within five (5) working days. The Contractor agrees that if an actual or potential organizational conflict of interest is identified during performance, the Contractor shall promptly make a full disclosure in writing to the Contracting Officer. This disclosure shall include a description of actions which the Contractor has taken or proposes to take, after consultation with the Contracting Officer, to avoid, mitigate, or neutralize the actual or potential conflict of interest. The Contractor shall continue performance until notified by the Contracting Officer of any contrary action to be taken. Remedies include termination of this contract for convenience, in whole or in

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part, if the Contracting Officer deems such termination necessary to avoid an organizational conflict of interest. If the Contractor was aware of a potential organizational conflict of interest prior to award or discovered an actual or potential conflict after award and did not disclose it or misrepresented relevant information to the Contracting Officer, the USG may terminate the contract for default, debar the Contractor from USG contracting, or pursue such other remedies as may be permitted by law or this contract.

ARTICLE H.15. INSTITUTIONAL RESPONSIBILITY REGARDING INVESTIGATOR FINANCIAL CONFLICTS OF INTEREST

The Contractor shall comply with the requirements of 45 CFR Part 94, Responsible Prospective Contractors, which promotes objectivity in research by establishing standards to ensure that Investigators (defined as the project director or principal Investigator and any other person, regardless of title or position, who is responsible for the design, conduct, or reporting of research funded under BARDA contracts, or proposed for such funding, which may include, for example, collaborators or consultants) will not be biased by any Investigator financial conflicts of interest.

If the failure of an Investigator to comply with an Institution’s financial conflicts of interest policy or a financial conflict of interest management plan appears to have biased the design, conduct, or reporting of the BARDA-funded research, the Contractor must promptly notify the Contracting Officer of the corrective action taken or to be taken. The Contracting Officer will consider the situation and, as necessary, take appropriate action or refer the matter to the Contractor for further action, which may include directions to the Contractor on how to maintain appropriate objectivity in the BARDA-funded research project.

The Contracting Officer and/or HHS may inquire at any time before, during, or after award into any Investigator disclosure of financial interests, and the Contractor’s review of, and response to, such disclosure, regardless of whether the disclosure resulted in the Contractor’s determination of a financial conflict of interests. The Contracting Officer may require submission of the records or review them on site. On the basis of this review of records or other information that may be available, the Contracting Officer may decide that a particular financial conflict of interest will bias the objectivity of the BARDA-funded research to such an extent that further corrective action is needed or that the Institution has not managed the financial conflict of interest in accordance with 4 5    C F R Part 94. The issuance of a Stop Work Order by the Contracting Officer may be necessary until the matter is resolved.

If the Contracting Officer determines that BARDA-funded clinical research, whose purpose is to evaluate the safety or effectiveness of a drug, medical device, or treatment, has been designed, conducted, or reported by an Investigator with a financial conflict of interest that was not disclosed managed or reported the Contractor shall require the Investigator involved to disclose the financial conflict of interest in each public presentation of the results of the research and to request an addendum to previously published presentations.

ARTICLE H.16. NEEDLE DISTRIBUTION

The Contractor shall not use contract funds to carry out any program of distributing sterile needles or syringes for the hypodermic injection of any illegal drug.

ARTICLE H.17. RESTRICTION ON ABORTIONS

The Contractor shall not use contract funds for any abortion.

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ARTICLE H.18. CONTINUED BAN ON FUNDING OF HUMAN EMBRYO RESEARCH

The Contractor shall not use contract funds for (1) the creation of a human embryo or embryos for research purposes; or (2) research in which a human embryo or embryos are destroyed, discarded, or knowingly subjected to risk of injury or death greater than that allowed for research on fetuses in utero under 45 CFR 46.204(b) and Section 498(b) of the Public Health Service Act (42 U.S.C. 289g(b)). The term “human embryo or embryos” includes any organism, not protected as a human subject under 45 CFR 46 as of the date of the enactment of this Act, that is derived by fertilization, parthenogenesis, cloning, or any other means from one or more human gametes or human diploid cells.

Additionally, in accordance with a March 4, 1997 Presidential Memorandum, Federal funds may not be used for cloning of human beings.

ARTICLE H.19. DISSEMINATION OF FALSE OR DELIBERATELY MISLEADING INFORMATION

The Contractor shall not use contract funds to disseminate information that is deliberately false or misleading.

ARTICLE H.20. CONFIDENTIALITY OF INFORMATION

a.	Confidential information, as used in this article, means information or data of a personal nature about an individual, or proprietary information or data submitted by or pertaining to an institution or organization.

b.	The Contracting Officer and the Contractor may, by mutual consent, identify elsewhere in this contract specific information and/or categories of information which the USG will furnish to the Contractor or that the Contractor is expected to generate which is confidential and providing further that the Government is not entitled to unlimited rights to that information pursuant to FAR 52.227-14. Similarly, the Contracting Officer and the Contractor may, by mutual consent, identify such confidential information from time to time during the performance of the contract. Failure to agree will be settled pursuant to the “Disputes” clause.

c.	If it is established elsewhere in this contract that information to be utilized under this contract, or a portion thereof, is subject to the Privacy Act, the Contractor will follow the rules and procedures of disclosure set forth in the Privacy Act of 1974, 5 U.S.C. 552a, and implementing regulations and policies, with respect to systems of records determined to be subject to the Privacy Act.

d.	Confidential information, as defined in paragraph (a) of this article, shall not be disclosed without the prior written consent of the individual, institution, or organization.

e.	Whenever the Contractor is uncertain with regard to the proper handling of material under the contract, or if the material in question is subject to the Privacy Act or is confidential information subject to the provisions of this article, the Contractor should obtain a written determination from the Contracting Officer prior to any release, disclosure, dissemination, or publication.

f.	The provisions of paragraph (d) of this article shall not apply to conflicting or overlapping provisions in other Federal, State or local laws.

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ARTICLE H.21. ACCESS TO DOCUMENTATION/DATA

The USG shall have physical and electronic access to all documentation and data generated under this contract, including: all data documenting Contractor performance; all datagenerated; all communications and correspondence with regulatory agencies and bodies to include all audit observations, inspection reports, milestone completion documents, and all Offer or commitments and responses. Contractor shall provide the USG with an electronic copy of all correspondence and submissions to the FDA within 5 business days of receipt. The USG shall acquire unlimited rights to all data funded under this contract in accordance with FAR Subpart 27.4 and FAR Clause 52.227-14.

ARTICLE H.22. EPA ENERGY STAR REQUIREMENTS

In compliance with Executive Order 12845 (requiring Agencies to purchase energy efficient computer equipment), all microcomputers, including personal computers, monitors, and printers that are purchased using USG funds in performance of a contract shall be equipped with or meet the energy efficient low-power standby feature as defined by the EPA Energy Star program unless the equipment always meets EPA Energy Star efficiency levels. The microcomputer, as configured with all components, must be Energy Star compliant.

This low-power feature must already be activated when the computer equipment is delivered to the agency and be of equivalent functionality of similar power managed models. If the equipment will be used on a local area network, the vendor must provide equipment that is fully compatible with the network environment. In addition, the equipment will run commercial off-the-shelf software both before and after recovery from its energy conservation mode.

ARTICLE H.23. ACKNOWLEDGMENT OF FEDERAL FUNDING

Section 507 of P.L. 104-208 mandates that Contractors funded with Federal dollars, in whole or in part, acknowledge Federal funding when issuing statements, press releases, requests for proposals, bid solicitations and other documents. This requirement is in addition to the continuing requirement to provide an acknowledgment of support and disclaimer on any publication reporting the results of a contract funded activity.

Publication and Publicity

No information related to data obtained under this contract shall be released or publicized without providing BARDA with at least thirty (30) days advanced notice and an opportunity to review the proposed release or publication.

In addition to the requirements set forth in HHSAR Clause 352.227-70, Publications and Publicity incorporated by reference in SECTION I of this contract, Section 507 of P.L. 104-208 mandates that Contractors funded with Federal dollars, in whole or in part, acknowledge Federal funding when issuing statements, press releases, requests for proposals, bid solicitations and other documents. Contractors are required to state:

(1) the percentage and dollar amounts of the total program or project costs financed with Federal money and; (2) the percentage and dollar amount of the total costs financed by nongovernmental sources. For purposes of this contract “publication” is defined as an issue of printed material offered for distribution or any communication or oral presentation of information, including any manuscript or scientific meeting abstract. Any publication containing data generated under this contract must be submitted for BARDA review no less than thirty (30) calendar days for manuscripts and fifteen (15) calendar days for abstracts before submission for public presentation or publication. Contract support shall be acknowledged in all such publications substantially as follows:

“This project has been funded in whole or in part with Federal funds from the Department of Health and Human Services; Office of the Assistant Secretary for Preparedness and Response; Biomedical Advanced Research and Development Authority, under Contract No. HHSO100201600008C.”

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A.	Press Releases

Misrepresenting contract results or releasing information that is injurious to the integrity of BARDA may be construed as improper conduct. Press releases shall be considered to include the public release of information to any medium, excluding peer-reviewed scientific publications. With the exeption of ad-hoc press releases required by applicable law or regulations, the Contractor shall ensure that the COR has received an advance copy of any press release related to the contract not less than two (2) business days prior to the issuance of the press release.

The Contractor shall acknowledge the support of the Department of Health and Human Service, Office of the Assistant Secretary for Preparedness and Response, Biomedical Advanced Research and Development Authority, whenever publicizing the work under this contract in any media by including an acknowledgment substantially as follows:

“This project has been funded in whole or in part with Federal funds from the Department of Health and Human Services; Office of the Assistant Secretary for Preparedness and Response; Biomedical Advanced Research and Development Authority, under Contract No. HHSO100201600008C.”

ARTICLE H.24. PROHIBITION ON THE USE OF APPROPRIATED FUNDS FOR LOBBYING ACTIVITIES AND HHSAR 352.203-70 ANTI-LOBBYING (December 2015)

Pursuant to the HHS annual appropriations acts, except for normal and recognized executive- legislative relationships, the Contractor shall not use any HHS contract funds for:

(a) Publicity or propaganda purposes;

(b) The preparation, distribution, or use of any kit, pamphlet, booklet, publication, electronic communication, radio, television, or video presentation designed to support or defeat the enactment of legislation before the Congress or any State or local legislature or legislative body, except in presentation to the Congress or any state or local legislature itself; or designed to support or defeat any proposed or pending regulation, administrative action, or order issued by the executive branch of any state or local government, except in presentation to the executive branch of any state or local government itself; or

(c) Payment of salary or expenses of the Contractor, or any agent acting for the Contractor, related to any activity designed to influence the enactment of legislation, appropriations, regulation, administrative action, or Executive order proposed or pending before the Congress or any state government, state legislature or local legislature or legislative body, other than for normal and recognized executive-legislative relationships or participation by an agency or officer of a state, local, or tribal government in policymaking and administrative processes within the executive branch of that government.

(d) The prohibitions in subsections (a), (b), and (c) above shall include any activity to advocate or promote any proposed, pending, or future federal, state, or local tax increase, or any proposed, pending, or future requirement for, or restriction on, any legal consumer product, including its sale or marketing, including, but not limited to, the advocacy or promotion of gun control.

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ARTICLE H.25. PRIVACY ACT APPLICABILITY

Notification is hereby given that the Contractor and its employees are subject to criminal penalties for violation of the Privacy Act to the same extent as employees of the USG. The Contractor shall assure that each of its employees knows the prescribed rules of conduct and that each is aware that he or she can be subjected to criminal penalty for violation of the Act. A copy of 45 CFR Part 5b, Privacy Act Regulations, may be obtained at https ://www.gpo.gov/fdsys/granule/CFR-2007-title45-vol1/CFR-2007-title45-vol1-part5b

The Project Officer is hereby designated as the official who is responsible for monitoring contractor compliance with the Privacy Act.

The Contractor shall follow the Privacy Act guidance as contained in the Privacy Act System of Records number 09-25-0200. This document may be obtained at the following link: http://oma.od.nih.gov/ms/privacy/pa-files/0200.htm

ARTICLE H.26. LABORATORY LICENSE REQUIREMENTS

The Contractor shall comply with all applicable requirements of Section 353 of the Public Health Service Act (Clinical Laboratory Improvement Act as amended) (42 U.S.C. 263a and 42 CFR Part 493). This requirement shall also be included in any subcontract for services under the contract.

ARTICLE H.27. QUALITY ASSURANCE (QA) AUDIT REPORTS

BARDA reserves the right to participate in QA audits. Upon completion of the audit/site visit the Contractor shall provide a report capturing the findings, results and next steps in proceeding with the subcontractor. If action is requested of the subcontractor, detailed concerns for addressing areas of non-conformance to FDA regulations for GLP, GMP, or GCP guidelines, as identified in the audit report, must be provided to BARDA. The Contractor shall provide responses from the subcontractors to address these concerns and plans for corrective action execution.

•	Contractor shall notify CO and COR of upcoming, ongoing, or recent audits/site visits of subcontractors as part of weekly communications.

•	Contractor shall notify the COR and CO within five (5) business days of report completion.

ARTICLE H.28. BARDA AUDITS

Contractor shall accommodate periodic or ad hoc site visits by the USG with forty-eight (48) hours advance notice. If the USG, the Contractor, or other parties identifies any issues during an audit, the Contractor shall capture the issues, identify potential solutions, and provide a report to the USG.

•	If issues are identified during the audit, Contractor shall submit a report to the CO and COR detailing the finding and corrective action(s) within 10 business days of the audit.

•	COR and CO will review the report and provide a response to the Contractor with ten (10) business days.

•	Once corrective action is completed, the Contractor will provide a final report to the CO and COR.

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ARTICLE H.29. RESTRICTION ON EMPLOYMENT OF UNAUTHORIZED ALIEN WORKERS

The Contractor shall not use contract funds to employ workers described in section 274A (h)(3) of the Immigration and National Act, which reads as follows:

“(3) Definition of unauthorized alien – As used in this section, the term ‘unauthorized alien’ with respect to the employment of an alien at a particular time, that the alien is not at that time either an alien lawfully admitted for permanent residence, or (B) authorized to be so employed by this Act or by the Attorney General.”

ARTICLE H.30. NOTIFICATION OF CRITICAL PROGRAMMATIC CONCERNS, RISKS, OR POTENTIAL RISKS

If any action occurs that creates a cause for critical programmatic concern, risk, or potential risk to BARDA or the Contractor and Incident Report shall be delivered to BARDA.

•	Within 48 hours of activity or incident or within 24 hours for a security related activity or incident, Contractor must notify BARDA.

•	Additional updates due to COR and CO within 48 hours of additional developments.

•	Contractor shall submit within 5 business days a Corrective Action Plan (if deemed necessary by either party) to address any potential issues.

If corrective action is deemed necessary, Contractor must address in writing, its consideration of concerns raised by BARDA within 5 business days.

ARTICLE H.31. PERSON IN PLANT

With seven (7) business days advance notice to the Contractor in writing from the Contracting Officer, the USG may place a person-in-plant in the Contractor’s or subcontractor’s facility, who shall be subject to the Contractor’s or subcontractor’s policies and procedures regarding security and facility access at all times while in the facility.

An article substantially similar to this Person-in-Plant article shall be incorporated into any subcontract for experimental or manufacturing work.

ARTICLE H.32. PROTECTION OF PERSONNEL WHO WORK WITH NONHUMAN PRIMATES

All Contractor personnel who work with nonhuman primates or enter rooms or areas containing nonhuman primates shall comply with the procedures set forth in NIH Policy Manual 3044-2, entitled, “Protection of NIH Personnel Who Work with Nonhuman Primates,” located at the following URL:

http://www1.od.nih.gov/oma/manualchapters/intramural/3044-2/

ARTICLE H.33. DISSEMINATION OF INFORMATION (May 2004)

Other than scientific and technical articles for which the contractor can assert a copyright under FAR Clause 52.227-14 (c )no information related to data obtained under this contract shall be released or publicized without the prior written consent of the Contracting Officer. In the event that the contractor seeks to publicize data through a scientific or technical article, the contractor shall provide BARDA, through the COR, with a minimum of thirty (30) business days to review the article prior to publication.

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ARTICLE H.34. REGISTRATION WITH THE SELECT AGENT PROGRAM FOR WORK INVOLVING THE POSSESSION, USE, AND/OR TRANSFER OF SELECT BIOLOGICAL AGENTS OR TOXINS

Work involving select biological agents or toxins shall not be conducted under this contract until the Contractor and any affected subcontractor(s) are granted a certificate of registration or are authorized to work with the applicable select agents.

For prime or subcontract awards to domestic institutions who possess, use, and/or transfer Select Agents under this contract, the institution must complete registration with the Centers for Disease Control and Prevention (CDC), Department of Health and Human Services (DHHS) or the Animal and Plant Health Inspection Services (APHIS), U.S. Department of Agriculture (USDA), as applicable, before performing work involving Select Agents, in accordance with 42 CFR 73. No Government funds can be used for work involving Select Agents, as defined in 42 CFR 73, if the final registration certificate is denied.

For prime or subcontract awards to foreign institutions who possess, use, and/or transfer Select Agents under this contract, the institution must provide information satisfactory to the Government that a process equivalent to that described in 42 CFR 73 (http://www.cdc.gov/od/sap/docs/42cfr73.pdf ) for U.S. institutions is in place and will be administered on behalf of all Select Agent work sponsored by these funds before using these funds for any work directly involving the Select Agents. The Contractor must provide information addressing the following key elements appropriate for the foreign institution: safety, security, training, procedures for ensuring that only approved/appropriate individuals have access to the Select Agents, and any applicable laws, regulations and policies equivalent to 42 CFR 73. The Government will assess the policies and procedures for comparability to the U.S. requirements described in 42 CFR Part 73. When requested by the contracting officer, the Contractor shall provide key information delineating any laws, regulations, policies, and procedures applicable to the foreign institution for the safe and secure possession, use, and transfer of Select Agents. This includes summaries of safety, security, and training plans, and applicable laws, regulations, and policies. For the purpose of security risk assessments, the Contractor must provide the names of all individuals at the foreign institution who will have access to the Select Agents and procedures for ensuring that only approved and appropriate individuals have access to Select Agents under the contract.

Listings of HHS select agents and toxins, biologic agents and toxins, and overlap agents or toxins as well as information about the registration process, can be obtained on the Select Agent Program Web site at http://selectagents.gov

ARTICLE H.35. MANUFACTURING STANDARDS

The Good Manufacturing Practice Regulations (GMP)(21 CFR Parts 210-211) will be the standard to be applied for manufacturing, processing, packaging, storage and delivery of this product.

If at any time during the life of the contract, the Contractor fails to comply with GMP in the manufacturing, processing, packaging, storage, stability and other testing of the manufactured drug substance or product and delivery of this product and such failure results in a material adverse effect on the safety, purity or potency of the product (a material failure) as identified by the FDA, the Contractor shall have thirty (30) calendar days from the time such material failure is identified to cure such material failure. If, within the thirty (30) calendar day period, the Contractor fails to take such an action to the satisfaction of the USG Project Officer, or fails to provide a remediation plan that is acceptable to the COR, then the contract may be terminated.

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ARTICLE H.36. IN-PROCESS REVIEW

In Process Reviews (IPR) will be conducted at the discretion of the USG to discuss the progression of the milestones. The USG reserves the right to revise the milestones and budget pending the development of the project. Deliverables such as an overall project summary report and/or slides will be required when the IPRs are conducted. The Contractor’s success in completing the required tasks under each work segment must be demonstrated through the Deliverables and Milestones specified under SECTION F. Those deliverables will constitute the basis for the USG’s decision, at its sole discretion, to proceed with the work segment, or institute changes to the work segment, or terminate the work segment.

IPRs may be scheduled at the discretion of the USG to discuss progression of the contract. The Contractor shall provide a presentation following a prescribed template which will be provided by the USG at least 30 business days prior to the IPR. Subsequently, the contractor will be requested to provide a revised/final presentation to the Contracting Officer at least 10 business days prior to the IPR.

PART II - CONTRACT CLAUSES

SECTION I - CONTRACT CLAUSES

ARTICLE I.1. FAR 52.252-2, CLAUSES INCORPORATED BY REFERENCE (FEBRUARY 1998)

This contract incorporates the following clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at: https ://www.acquisition.gov/

General Clause s for Cost-Reimbursement Rese arch and Development Contract

a.	FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES:

FAR CLAUSE NO.	DATE	TITLE
52.202-1	Nov 2013	Definitions
52.203-3	Apr 1984	Gratuities
52.203-5	May 2014	Covenant Against Contingent Fees
52.203-6	Sep 2006	Restrictions on Subcontractor Sales to the Government
52.203-7	May 2014	Anti-Kickback Procedures
52.203-8	May 2014	Cancellation, Rescission, and Recovery of Funds for Illegal or Improper Activity
52.203-10	May 2014	Price or Fee Adjustment for Illegal or Improper Activity
52.203-12	Oct 2010	Limitation on Payments to Influence Certain Federal Transactions (Over $150,000)
52.203-13	Oct 2015	Contractor Code of Business Ethics and Conduct
52.203-14	Oct 2015	Display of Hotline Poster(s)
52.204-4	May 2011	Printed or Copied Double-Sided on Recycled Paper
52.204-7	Jul 2013	System for Award Management
52.204-10	Oct 2015	Reporting Executive Compensation and First-Tier Subcontract Awards
52.204-13	Jul 2013	System for Award Management Maintenance
52.209-6	Oct 2015	Protecting the Government’s Interests When Subcontracting With Contractors Debarred, Suspended, or Proposed for Debarment
52.209-9	Jul 2013	Updates of Publicly Available Information Regarding Responsibility Matters

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FAR CLAUSE NO.	DATE	TITLE
52.209-10	Nov 2015	Prohibition on Contracting With Inverted Domestic Corporations
52.210-1	Apr 2011	Market Research
52.215-2	Oct 2010	Audit and Records – Negotiation
52.215-8	Oct 1997	Order of Precedence - Uniform Contract Format
52.215-10	Aug 2011	Price Reduction for Defective Cost or Pricing Data
52.215-12	Oct 2010	Subcontractor Cost or Pricing Data
52.215-15	Oct 2010	Pension Adjustments and Asset Reversions
52.215-17	Oct 1997	Waiver of Facilities Capital Cost of Money
52.215-18	Jul 2005	Reversion or Adjustment of Plans for Post-Retirement Benefits (PRB) other than Pensions
52.215-19	Oct 1997	Notification of Ownership Changes
52.215-21	Oct 2010	Requirements for Cost or Pricing Data or Information Other Than Cost or Pricing Data - Modifications
52.215-23	Oct 2009	Limitations on Pass-Through Charges (Over the Simplified Acquisition threshold)
52.216-7	Jun 2013	Allowable Cost and Payment
52.216-12	Apr 1984	Cost Sharing Contract – no fee

52.219-8	Oct 2014	Utilization of Small Business Concerns
52.222-2	Jul 1990	Payment for Overtime Premiums
52.222-3	Jun 2003	Convict Labor
52.222-21	April 2015	Prohibition of Segregated Facilities
52.222-26	April 2015	Equal Opportunity
52.222-35	Oct 2015	Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans
52.222-36	Jul 2014	Affirmative Action for Workers with Disabilities
52.222-37	Feb 2016	Employment Reports on Veterans,
52.222-40	Dec 2010	Notification of Employee Rights Under the National Labor Relations Act
52.222-50	Mar 2015	Combating Trafficking in Persons Alternate I
52.222-54	Oct 2015	Employment Eligibility Verification
52.223-18	Aug 2011	Encouraging Contractor Policy to Ban Text Messaging While Driving
52.224-1	April 1984	Privacy Act Notification
52.224-2	April 1984	Privacy Act
52.225-13	Jun 2008	Restrictions on Certain Foreign Purchases
52.227-1	Dec 2007	Authorization and Consent, Alternate I (Apr 1984)
52.227-2	Dec 2007	Notice and Assistance Regarding Patent and Copyright Infringement
52.227-3	Apr 1984	Patent Indemnity
52.227-11	May 2014	Patent Rights - Ownership by the Contractor (Note: In accordance with FAR 27.303(b)(2), paragraph (e) is modified to include the requirements in FAR 27.303(b)(2)(i) through (iv). The frequency of reporting in (i) is annual.
52.227-14	May 2014	Rights in Data-General

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FAR CLAUSE NO.	DATE	TITLE
52.227-14 – Alternate II	Dec 2007

Rights in Data – General, Alternate II.

Completed portion as follows:

Limited Rights Notice (Dec 2007)

(a) These data are submitted with limited rights under Government Contract No HHSO100201600008C. These data may be reproduced and used by the Government with the express limitation that they will not, without written permission of the Contractor, be used for purposes of manufacture nor disclosed outside the Government; except that the Government may disclose these data outside the Government for the following purposes, provided that the Government makes such disclosure subject to prohibition against further use and disclosure:

(i)     Use (except for manufacture) by support service contractors.

(ii)    Evaluation by nongovernment evaluators.

(b) This Notice shall be marked on any reproduction of these data, in whole or in part.

52.227-16	Jun 1987	Additional Data Requirements
52.229-8	Mar 1990	Taxes – Foreign Cost Reimbursement Contracts. Insert “Switzerland” in both blanks.
52.230-4	May 2014	Disclosure and Consistency of Cost Accounting Practices – Foreign Concerns
52.230-6	June 2010	Administration of Cost Accounting Standards
52.232-9	Apr 1984	Limitation on Withholding of Payments
52.232-17	Oct 2010	Interest
52.232-20	Apr 1984	Limitation of Cost
52.232-23	May 2014	Assignment of Claims
52.232-25	July 2013	Prompt Payment, Alternate I (Feb 2002)
52.232-33	July 2013	Payment by Electronic Funds Transfer—System for Award Management
52.233-1	May 2014	Disputes
52.233-3	Aug 1996	Protest After Award, Alternate I (Jun 1985)
52.233-4	Oct 2004	Applicable Law for Breach of Contract Claim
52.242-1	Apr 1984	Notice of Intent to Disallow Costs
52.242-3	May 2014	Penalties for Unallowable Costs
52.242-4	Jan 1997	Certification of Final Indirect Costs
52.242-13	Jul 1995	Bankruptcy
52.242-15	Aug 1989	Stop Work Order. Alt I (Aug 1984)
52.243-2	Aug 1987	Changes - Cost Reimbursement, Alternate V (Apr 1984)
52.244-2	Oct 2010	Subcontracts, Alternate I (June 2007)
52.244-5	Dec 1996	Competition in Subcontracting
52.244-6	June 2016	Subcontracts for Commercial Items
52.245-1 Alt. II	Apr 2012	Government Property, Alternate II (Jun 2007)
52.245-9	Apr 2012	Use and Charges

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FAR CLAUSE NO.	DATE	TITLE
52.246-9	Apr 1984	Inspection of Research and Development (Short Form)
52.246-23	Feb 1997	Limitation of Liability
52.247-63	Jun 2003	Preference for U.S.-Flag Air Carriers
52.249-6	May 2004	Termination (Cost-Reimbursement)
52.249-14	Apr 1984	Excusable Delays
52.251-1	Apr 2012	Government Supply Sources
52.253-1	Jan 1991	Computer Generated Forms

b.	DEPARTMENT OF HEALTH AND HUMAN SERVICES ACQUISITION REGULATION (HHSAR) (48 CFR CHAPTER 3) CLAUSES:

HHSAR CLAUSE NO.	DATE	TITLE
352.211-3	Dec 2015	Paperwork Reduction Act
352.203-70	Dec 2015	Anti-Lobbying
352.222-70	Dec 2015	Contractor Cooperation in Equal Employment Opportunity Investigations
352.223-70	Dec 2015	Safety and Health
352.224-70	Dec 2015	Privacy Act
352.227-70	Dec 2015	Publications and Publicity
352.231-70	Dec 2015	Salary Rate Limitation
352.233-71	Dec 2015	Litigation and Claims
352.237-75	Dec 2015	Key Personnel
352.270-4a	Dec 2015	Protection of Human Subjects
352.270-6	Dec 2015	Restriction on use of Human Subjects

ARTICLE I.2. ADDITIONAL FAR CONTRACT CLAUSES INCLUDED IN FULL TEXT

This contract incorporates the following clauses in full text.

FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES:

a.	FAR Clause 52.217-9, Option to Extend the Term of the Contract (Mar 2000)

(a) The Government may extend the term of this contract by written notice to the Contractor within 30 days after the Government has completed its analysis of the deliverables associated with the applicable milestone. The Government will provide the Contractor a preliminary written notice of its intent to extend at least 30 days before the contract expires. The preliminary notice does not commit the Government to an extension.

(b) If the Government exercises this option, the extended contract shall be considered to include this option clause.

(c) The total duration of this contract, including the exercise of any options under this clause, shall not exceed 10 years.

b.	FAR Clause 52.219-28, Post-Award Small Business Program Representation (Jul 2013).

(a) Definitions. As used in this clause—

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Long-term contract means a contract of more than five years in duration, including options. However, the term does not include contracts that exceed five years in duration because the period of performance has been extended for a cumulative period not to exceed six months under the clause at 52.217-8, Option to Extend Services, or other appropriate authority.

Small business concern means a concern, including its affiliates, that is independently owned and operated, not dominant in the field of operation in which it is bidding on Government contracts, and qualified as a small business under the criteria in 13 CFR part 121 and the size standard in paragraph (c) of this clause. Such a concern is “not dominant in its field of operation” when it does not exercise a controlling or major influence on a national basis in a kind of business activity in which a number of business concerns are primarily engaged. In determining whether dominance exists, consideration shall be given to all appropriate factors, including volume of business, number of employees, financial resources, competitive status or position, ownership or control of materials, processes, patents, license agreements, facilities, sales territory, and nature of business activity.

(b) If the Contractor represented that it was a small business concern prior to award of this contract, the Contractor shall rerepresent its size status according to paragraph (e) of this clause or, if applicable, paragraph (g) of this clause, upon the occurrence of any of the following:

(1) Within 30 days after execution of a novation agreement or within 30 days after modification of the contract to include this clause, if the novation agreement was executed prior to inclusion of this clause in the contract.

(2) Within 30 days after a merger or acquisition that does not require a novation or within 30 days after modification of the contract to include this clause, if the merger or acquisition occurred prior to inclusion of this clause in the contract.

(3) For long-term contracts—

(i) Within 60 to 120 days prior to the end of the fifth year of the contract; and

(ii) Within 60 to 120 days prior to the date specified in the contract for exercising any option thereafter.

(c) The Contractor shall rerepresent its size status in accordance with the size standard in effect at the time of this rerepresentation that corresponds to the North American Industry Classification System (NAICS) code assigned to this contract. The small business size standard corresponding to this NAICS code can be found at http://www.sba.gov/content/table-small-business-size-standards.

(d) The small business size standard for a Contractor providing a product which it does not manufacture itself, for a contract other than a construction or service contract, is 500 employees.

(e) Except as provided in paragraph (g) of this clause, the Contractor shall make the representation required by paragraph (b) of this clause by validating or updating all its representations in the Representations and Certifications section of the System for Award Management (SAM) and its other data in SAM, as necessary, to ensure that they reflect the Contractor’s current status. The Contractor shall notify the contracting office in writing within the timeframes specified in paragraph (b) of this clause that the data have been validated or updated, and provide the date of the validation or update.

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(f) If the Contractor represented that it was other than a small business concern prior to award of this contract, the Contractor may, but is not required to, take the actions required by paragraphs (e) or (g) of this clause.

(g) If the Contractor does not have representations and certifications in SAM, or does not have a representation in SAM for the NAICS code applicable to this contract, the Contractor is required to complete the following rerepresentation and submit it to the contracting office, along with the contract number and the date on which the rerepresentation was completed:

The Contractor represents that it [X] is, [    ] is not a small business concern under NAICS Code 54711 assigned to contract number HHSO100201600008C.

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PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS

SECTION J - LIST OF ATTACHMENTS

The following documents are attached and incorporated in this contract:

1. Statement of Work

Statement of Work, dated June 24, 2016, 12 pages

2. Invoice/Financing Request Instructions and Contract Financial Reporting Instructions for BARDA Cost-Reimbursement Type Contracts,

Invoice/Financing Request Instructions and Contract Financial Reporting Instructions for BARDA Cost-Reimbursement Type Contracts, 6 pages.

3. Financial Report of Individual Project/Contract, 1 page

4. Instructions for Completing Financial Report of Individual Project/Contract, 3 pages

5. Inclusion Enrollment Report

Inclusion Enrollment Report, 5/01 (Modified OAMP: 10/01), 1 page.

6. Research Patient Care Costs

Research Patient Care Costs, 1 page.

7. Report of Government Owned, Contractor Held Property

Report of Government Owned, Contractor Held Property, 1 page. Located at: https://oamp.od.nih.gov/sites/default/files/DGS/contracting-forms/Govt-Owned-Prop.pdf

8. Earned Value Management (EVM) Data Item Description (DID) Sample, 16 pages.

9. 7 Principles of Earned Value Management System Implementation Guide, 30 pages.

10. Disclosure of Lobbying Activities, 2 pages

PART IV - REPRESENTATIONS AND INSTRUCTIONS

SECTION K - REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS

The following documents are incorporated by reference in this contract:

1)	Human Subjects Assurance Identification Numbers: To be provided prior to study execution

2)	Animal Welfare Assurance Numbers (OLAW/PHS): To be provided prior to study execution

End of Contract No. HHSO100201600008C

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Broad Agency Announcement (BAA) for the Advanced Research

and Development of Chemical, Biological, Radiological, and Nuclear

(CBRN) Medical Countermeasures for BARDA

CBRN-BAA-13-100-SOL-00013

Development of a Single-Dose Intranasal Vaccine for Post-Exposure

Prophylaxis of Inhalation Anthrax

Topic Area of Interest Number 1: Vaccines

Contractual Statement of Work

PREAMBLE

Independently and not as an agency of the Government, the Contractor shall be required to furnish to The Government all the necessary services, qualified personnel, material, equipment, and facilities, not otherwise provided by the Government, as needed to perform the Statement of Work submitted in response to the BARDA Broad Agency Announcement (BAA) CBRN-BAA-13-100-SOL-00013.

The Government reserves the right to modify the milestones, progress, schedule, budget or deliverables to add or delete deliverables, process or schedules if the need arises. Because of the nature of this research and development (R&D) contract and the complexities inherent in this and prior programs, at designated milestones the Government will evaluate whether work should be redirected, removed, or whether schedule or budget adjustments should be made. The Government reserves the right to change the product, process, schedule or events to add or delete part or all of these elements as the need arises.

Overall Objectives and Scope

The overall objective of this contract is to advance the development of AdVAV as a novel, intranasally administered vaccine for use in protection against anthrax infection. The scope of work for this contract includes pre-clinical, clinical and manufacturing development activities that fall into the following areas: nonclinical efficacy studies; clinical activities; manufacturing activities; and all associated regulatory, quality assurance, management and administrative activities. The development effort for AdVAV will progress in specific stages that cover the base performance segment and the option segments as specified in this contract. The Contractor must complete specific tasks required in the base work segment before the Government will exercise any or all of the option segments. The scope of work includes the following tasks integral to the successful completion of CLIN 0001 (Base segment) and CLIN 0002 through CLIN 0008 (Option segments).

Statement of Work	1

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1.	[***]

1.1	[***]

1.1.1.	[***]

1.1.2.	[***]

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Statement of Work	2

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Statement of Work	4

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1.1.13.	[***]

1.1.14.	[***]

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Statement of Work	5

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1.1.15.	[***]

1.1.15.1.	[***]

1.1.15.2.	[***]

1.2	[***]

1.2.1	[***]

1.3	[***]

1.3.1	[***]

1.4	[***]

1.4.1	[***]

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1.4.1.3	[***]

1.4.2	[***]

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1.5	[***]

1.5.1	[***]

1.5.1.1	[***]

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Statement of Work	6

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1.6	[***]

1.6.1	[***]

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2.1	[***]

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Statement of Work	7

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3.1	[***]

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Statement of Work	8

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6.1	[***]

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7.	[***]

7.1	[***]

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Statement of Work	11

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Statement of Work	12